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As filed with the Securities and Exchange Commission on December 13, 2010

Registration No. 333-    •

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation or Organization)	98-0518048 (I.R.S. Employer Identification Number)

Rheinstrasse 20
CH-8200 Schaffhausen
Switzerland
Telephone: +41 (0)52 633 66 61
(Address of Principal Executive Offices)

Robert A. Scott
Executive Vice President and General Counsel
Tyco Electronics Ltd.
1050 Westlakes Drive
Berwyn, Pennsylvania 19312
(610) 893-9560
(Name, Address, and Telephone Number, Including Area Code, of Agent For Service)

With a copy to:

Edmond T. FitzGerald
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
(212) 450-4000

Approximate date of commencement of proposed sale to the public:
From time to time after this Registration Statement becomes effective.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

          If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)

Registered Shares, par value CHF 1.55 per share	127,302	$65.55	$8,344,646	$594.97

(1)
These registered shares of Tyco Electronics Ltd. ("Tyco Electronics" or the "Company"), par value CHF 1.55 per share ("Common Shares"), represent shares underlying outstanding options granted by ADC Telecommunications, Inc. ("ADC") prior to the merger of Tyco Electronics Minnesota, Inc. ("TE Minnesota") with and into ADC effective December 9, 2010 (the "Merger") to individuals who are former employees and directors of ADC or its subsidiaries under the ADC 2010 Telecommunications, Inc. 2010 Global Stock Incentive Plan, the ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan, the ADC Telecommunications, Inc. Global Stock Incentive Plan (amended and restated as of December 12, 2006), the ADC Telecommunications, Inc. 2001 Special Stock Option Plan, the Compensation Plan for Non-Employee Directors of ADC Telecommunications, Inc. (2007 Restatement) and the ADC/LGC Wireless Inc. 2007 Stock Plan (collectively, the "ADC Plans"), which options were adjusted appropriately and assumed by Tyco Electronics pursuant to the Agreement and Plan of Merger by and among Tyco Electronics, TE Minnesota and ADC, dated as of July 12, 2010, as amended from time to time (the "Merger Agreement") at the effective time of the Merger. Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also registers such additional Common Shares that become available under the foregoing equity awards in connection with changes in the number of outstanding Common Shares because of events such as recapitalizations, stock dividends, stock splits and reverse stock splits, and any other securities with respect to which the outstanding shares are converted or exchanged.

(2)
Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) under the Securities Act, based upon the weighted average exercise price of outstanding options.

(3)
Rounded up to the nearest penny.

EXPLANATORY NOTE

        Pursuant to the Merger Agreement, all outstanding options to purchase shares of common stock of ADC under the ADC Plans were converted into, effective upon the Merger, options to purchase Common Shares ("Converted Options"), in accordance with the conversion mechanics specified in the Merger Agreement.

        This Registration Statement has been filed to register 127,302 Common Shares underlying Converted Options held by former employees and directors of ADC or its subsidiaries assumed by Tyco Electronics pursuant to the Merger Agreement. This Registration Statement is on Form S-3 rather than Form S-8 because a Compliance and Disclosure Interpretation of the Securities and Exchange Commission (the "Commission") on Securities Act Forms indicates that former employees of an issuer may use Form S-8 to exercise options only if the options were granted to such employees while they were employed by the issuer. A Registration Statement on Form S-8 will be filed to register Common Shares underlying Converted Options held by current employees and directors of ADC or its subsidiaries assumed by Tyco Electronics pursuant to the Merger Agreement.

        This Registration Statement contains the form of prospectus to be used in connection with these offers and sales. The form of prospectus is to be used by us in connection with the offer and sale by us of Common Shares upon exercise or settlement of equity awards under the ADC Plans.

PROSPECTUS

Tyco Electronics Ltd.

127,302 Registered Shares

under

ADC Telecommunications, Inc. 2010 Global Stock Incentive Plan
ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan
ADC Telecommunications, Inc. Global Stock Incentive Plan (amended and restated as of December 12, 2006)
ADC Telecommunications, Inc. 2001 Special Stock Option Plan
Compensation Plan for Non-Employee Directors of ADC Telecommunications, Inc. (2007 Restatement)
ADC/LGC Wireless Inc. 2007 Stock Plan

        This Prospectus, dated December 13, 2010, covers the offer and sale by us of our registered shares, par value CHF 1.55 per share ("Common Shares"), upon the exercise of options that are currently outstanding and held by eligible former employees and directors of ADC Telecommunications, Inc. ("ADC") or its subsidiaries under the ADC Telecommunications, Inc. 2010 Global Stock Incentive Plan, the ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan, the ADC Telecommunications, Inc. Global Stock Incentive Plan (amended and restated as of December 12, 2006), the ADC Telecommunications, Inc. 2001 Special Stock Option Plan, the Compensation Plan for Non-Employee Directors of ADC Telecommunications, Inc. (2007 Restatement) and the ADC/LGC Wireless Inc. 2007 Stock Plan (collectively, the "ADC Plans").

        This Prospectus also covers such additional Common Shares that may become available from time to time under the ADC Plans. We will receive the exercise or purchase price of certain stock-based awards under the ADC Plans if and when such awards are exercised or purchased. We will not receive any proceeds if the stock-based awards are exercised on a cashless basis.

        Our Common Shares are listed on the New York Stock Exchange under the symbol "TEL." The closing price of a Common Share on December 10, 2010 was $33.55.

        Investing in these securities involves certain risks. See the information included and incorporated by reference in this Prospectus for a discussion of the factors you should carefully consider before deciding to purchase these securities, including the information under "Risk Factors" in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the "Commission").

        Neither the Commission nor any state securities commission has approved or disapproved of these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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PROSPECTUS SUMMARY

        This Prospectus covers the offer and sale by us of Common Shares upon exercise of options that are currently outstanding and held by eligible former employees and directors of ADC or its subsidiaries under the ADC Plans. See "Appendix A—Plan Prospectuses." This Prospectus also covers such additional Common Shares that may become available from time to time under the ADC Plans. This Prospectus does not relate to awards that are held by current employees and directors of ADC or its subsidiaries and no new awards will be granted under the ADC Plans to any former employees or directors of ADC or its subsidiaries.

        Unless otherwise stated, or the context otherwise requires, references in this Prospectus to "we," "us" and "our" are to Tyco Electronics Ltd. and its consolidated subsidiaries.

RISK FACTORS

        Shares issuable pursuant to the ADC Plans are subject to risks associated with all of our Common Shares. These risk factors are set forth in our most recent Annual Report on Form 10-K for the fiscal year ended September 24, 2010, incorporated herein by reference, and under similar headings in Tyco Electronics' subsequently filed quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the other risks and uncertainties described in any applicable Prospectus supplement and in the other documents incorporated by reference in this Prospectus. See the section entitled "Where You Can Find Additional Information" in this Prospectus. The risks and uncertainties discussed in the documents incorporated by reference in this Prospectus are those we currently believe may materially affect us. Additional risks and uncertainties not presently known to us or that we currently believe are immaterial also may materially and adversely affect our business, financial condition and results of operations.

FORWARD-LOOKING STATEMENTS

        We discuss expectations regarding our future performance in our annual and quarterly reports and statements incorporated by reference in this Prospectus, which are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "plan," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "should" or the negative of these terms or similar expressions.

        Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.

        The risk factors set forth in our most recent Annual Report on Form 10-K for the fiscal year ended September 24, 2010, and under similar headings in Tyco Electronics' subsequently filed quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as the other risks and uncertainties described in any applicable Prospectus supplement and in the other documents incorporated by reference in this Prospectus, could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update these forward-looking statements other than as required by law.

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 USE OF PROCEEDS

        We will receive the exercise or purchase price of certain stock-based awards under the ADC Plans if and when such awards are exercised or purchased. We will not receive any proceeds if the stock-based awards are exercised on a cashless basis. We currently have no specific plans for the use of the net proceeds received upon exercise or purchase of such awards. We anticipate that we will use the net proceeds received by us for general corporate purposes, including working capital.

PLAN OF DISTRIBUTION

        Outstanding options with respect to shares of common stock of ADC were previously granted under the ADC Plans to eligible participants and will be converted to analogous options with respect to Common Shares pursuant to the terms of the Agreement and Plan of Merger by and among us, Tyco Electronics Minnesota, Inc. and ADC, dated as of July 12, 2010, as amended from time to time (the "Merger Agreement"). Under the Merger Agreement, Common Shares (in lieu of shares of common stock of ADC) will be issued upon exercise of stock options previously granted under the ADC Plans. See "Appendix A—Plan Prospectuses."

DESCRIPTION OF CAPITAL STOCK

        Our Common Shares to be offered are registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For a description of the stock-based awards that have been issued pursuant to the ADC Plans, see "Appendix A—Plan Prospectuses."

VALIDITY OF SECURITIES

        The validity of the securities in respect of which this Prospectus is being delivered will be passed on for us by Bär & Karrer AG.

EXPERTS

        The consolidated financial statements, and the related financial statement schedule, incorporated in this Prospectus by reference from the Tyco Electronics Ltd. and its subsidiaries' Annual Report on Form 10-K for the year ended September 24, 2010, and the effectiveness of Tyco Electronics Ltd. and its subsidiaries' internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such consolidated financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the Commission. You may read and copy any document that we file at the Public Reference Room of the Commission at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site at http://www.sec.gov, from which interested persons can electronically access the registration statement including the exhibits and schedules thereto.

        The Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Prospectus, and information that we file later with the Commission will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the

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Commission under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with Commission rules), on or after the date of this Prospectus until we sell all of the securities covered by this Registration Statement:

        (1)   Our Annual Report on Form 10-K for the fiscal year ended September 24, 2010, filed with the Commission on November 10, 2010;

        (2)   All reports filed by us pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Registrant document referred to in (1) above; and

        (3)   The description of our Common Shares included in Exhibit 99.2 to the Current Report on Form 8-K filed with the Commission on June 25, 2009, although the par value of our Common Shares is now CHF 1.55 (approximately US$1.58) per share and the registered share capital is CHF 725,734,139.70 (approximately US$740,035,336.20).

        We hereby undertake to provide without charge to each person, including any beneficial owner, to whom a copy of this Prospectus is delivered, upon written or oral request of any such person, a copy of any and all of the information that has been or may be incorporated by reference in this Prospectus. Requests for such copies should be directed to our Investor Relations department at the following address:

Tyco Electronics Ltd.
Rheinstrasse 20
Ch-8200 Schaffhausen
Switzerland
Tel: +41 (0) 52 633 66 77
Fax: +41 (0) 52 633 66 99

*    *    *    *    *

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APPENDIX A—PLAN PROSPECTUSES

ADC Telecommunications, Inc. 2010 Global Stock Incentive Plan
ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan
ADC Telecommunications, Inc. Global Stock Incentive Plan (amended and restated as of December 12, 2006)
ADC Telecommunications, Inc. 2001 Special Stock Option Plan
Compensation Plan for Non-Employee Directors of ADC Telecommunications, Inc. (2007 Restatement)
ADC/LGC Wireless Inc. 2007 Stock Plan

Prospectus Amendment

December 13, 2010

        This Prospectus Amendment relates to the ADC 2010 Telecommunications, Inc. 2010 Global Stock Incentive Plan, the ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan, the ADC Telecommunications, Inc. Global Stock Incentive Plan (amended and restated as of December 12, 2006), the ADC Telecommunications, Inc. 2001 Special Stock Option Plan, the Compensation Plan for Non-Employee Directors of ADC Telecommunications, Inc. (2007 Restatement) and the ADC/LGC Wireless Inc. 2007 Stock Plan (collectively, the "ADC Plans") and amends any prior prospectus you may have received with respect to the ADC Plans. The following changes have been made to reflect the merger of Tyco Electronics Minnesota, Inc. ("TE Minnesota") with and into ADC Telecommunications, Inc. ("ADC") effective December 9, 2010 (the "Merger").

  •
  Conversion of ADC Options.  Pursuant to the Agreement and Plan of Merger by and among Tyco Electronics Ltd. ("Tyco Electronics"), TE Minnesota and ADC, dated as of July 12, 2010, as amended from time to time, each option to purchase shares of common stock of ADC outstanding immediately prior to the effective time of the Merger (each, an "ADC Option") was converted into an adjusted option to acquire, on the same terms and conditions as were applicable under the ADC Option, the number of registered shares of Tyco Electronics ("Common Shares") equal to the product of (i) the number of shares of common stock of ADC subject to the ADC Option immediately prior to the effective time of the Merger multiplied by (ii) the conversion ratio (as described below), rounded down to the nearest whole share. The per share exercise price subject to an adjusted option is an amount (rounded up to the nearest whole cent) equal to the quotient of (A) the per share exercise price of common stock of ADC subject to the ADC Option divided by (B) the conversion ratio.

    The conversion ratio is equal to the quotient of (a) $12.75 (which is the offer price of the Merger transaction) divided by (b) the volume weighted average trading price of a Common Share on the New York Stock Exchange for the 10 trading days immediately preceding the effective time of the Merger.

  •
  Plan Administration.  At the effective time of the Merger, the authority to administer the ADC Plans was transferred to the Management Development and Compensation Committee of the Board of Directors of Tyco Electronics from the Compensation Committee of ADC's Board of Directors.

Prospectus for ADC Telecommunications, Inc. 2010 Global Stock Incentive Plan

PROSPECTUS

13625 Technology Drive
Eden Prairie, Minnesota 55344
(952) 917-0800

ADC TELECOMMUNICATIONS, INC.

2010 GLOBAL STOCK INCENTIVE PLAN

9,700,000 Shares of Common Stock, par value $0.20 per share

9,700,000 Options to Purchase Shares of Common Stock

The Common Stock is traded on the NASDAQ Global Select Market under the trading symbol ADCT.

        This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        You should only rely on the information contained in this prospectus. We have not authorized anyone to provide you with different information. We are offering to sell our securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of our securities.

The date of this prospectus is February 9, 2010.

GENERAL INFORMATION ABOUT THE PLAN

        The information in this prospectus relates to the ADC Telecommunications, Inc. 2010 Global Stock Incentive Plan, which we refer to as the "Plan" in this prospectus. The description of the Plan in this prospectus is subject to and qualified by the terms and conditions of the Plan. To request a copy of the Plan, or to obtain additional information about the Plan and its administrators, you may write to the Corporate Secretary of ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344, or call (952) 938-8080. As used in this prospectus, the terms "ADC," "we," "us" and "our" refer to ADC Telecommunications, Inc. and its subsidiaries.

        The Plan is a stock incentive plan under which we may offer securities of ADC to our employees, officers and non-employee directors. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

        The Plan was adopted by our Board of Directors on November 19, 2009. It was approved by our shareholders and became effective on February 9, 2010.

Purposes of the Plan

        The Plan has the following purposes:

  •
  to promote the interests of ADC and our shareholders by aiding us in attracting and retaining employees, officers and non-employee directors capable of assuring our future success;

  •
  to offer these individuals incentives to put forth maximum efforts for the success of our business; and

  •
  to compensate these individuals through various stock-based arrangements and provide them with opportunities for stock ownership in our company, thereby aligning their interests with those of our shareholders.

Persons Eligible to Participate in the Plan

        Any employee, officer or non-employee director providing services to ADC or any of our affiliates is eligible to receive awards under the Plan, at the discretion of the Committee (as defined below). In determining which eligible persons will receive awards and the terms of the awards, the Committee may consider the nature of the services provided by the eligible persons, their present and potential contributions to the success of ADC, or other factors that the Committee, in its discretion, deems relevant. However, the Committee is subject to certain limitations when granting "incentive stock options" under the Plan. Incentive stock options may be granted only to full-time or part-time employees of ADC and our affiliates. In addition, incentive stock options may be granted to employees of our affiliates only if the affiliate is also a "subsidiary corporation" of ADC within the meaning of Section 424(f) of the Internal Revenue Code.

        No eligible person, participant or other person shall have any claim to be granted any award under the Plan. The Committee is not required to treat uniformly eligible persons, participants or holders or beneficiaries of awards under the Plan.

        The grant of an award will not be construed as giving a participant the right to be retained as an employee or director, as applicable, nor will it affect our right or our affiliates' rights to terminate a participant's employment at any time, with or without cause. ADC or any of our affiliates may at any time dismiss a participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any award agreement.

 Administration of the Plan

        The Plan is administered by the Compensation Committee of our Board of Directors (the "Committee"). The Committee has at least two members. Each member of the Committee is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

  Authority of Committee

        The Committee has the authority to:

  •
  designate participants;

  •
  determine the type or types of awards to be granted to each participant under the Plan;

  •
  determine the number of shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each award;

  •
  determine the terms and conditions of any award or award agreement;

  •
  amend the terms and conditions of any award or award agreement;

  •
  accelerate the exercisability of any award or the lapse of restrictions relating to any award;

  •
  determine the types of consideration, such as cash, shares, other securities, other awards or other property, that may be used to pay the exercise price of an award;

  •
  determine the circumstances under which an award can be cancelled, forfeited or suspended;

  •
  determine whether, to what extent and under what circumstances amounts payable with respect to awards under the Plan shall be deferred either automatically or at the election of the holder of the award or the Committee;

  •
  interpret the Plan and agreements and documents relating to the Plan;

  •
  establish rules for the administration of the Plan and appoint agents to assist in the administration of the Plan; and

  •
  make any other determinations and take any other actions that the Committee deems necessary or desirable for the administration of the Plan.

        Determinations and interpretations with respect to the Plan and awards under the Plan are within the sole discretion of the Committee, whose determinations and interpretations will be conclusive and binding on participants, beneficiaries of awards and employees.

  Delegation of Authority

        The Committee may delegate its powers and duties under the Plan to one or more members of our Board of Directors (including a director who is also an officer of ADC) or a committee of directors and may authorize one ore more officers of ADC to grant awards under the Plan, subject to conditions and limitations established by the Committee. However, the Committee may not delegate its powers and duties with regard to officers or directors of ADC who are subject to Section 16 of the Securities Exchange Act of 1934 or in a manner that would cause the Plan not to comply with Section 162(m) of the Internal Revenue Code.

   Authority of Board of Directors

        Our Board of Directors also may exercise the powers and duties of the Committee under the Plan, unless the exercise of those powers or duties by the Board would cause the Plan not to comply with Section 162(m) of the Internal Revenue Code.

Amendments to the Plan

        Our Board of Directors may amend, alter, suspend, discontinue or terminate the Plan at any time. However, shareholder approval must be obtained for any amendment to the Plan that:

  •
  requires shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Global Select Market or any other securities exchange that are applicable to ADC;

  •
  increases the number of shares authorized under the Plan;

  •
  increases the number or value of shares that are available for certain types of awards under the Plan;

  •
  permits repricing of stock options or stock appreciation rights;

  •
  permits the award of stock options or stock appreciation rights at a price less than 100% of the fair market value of a share of our common stock on the date of grant of such stock options or stock appreciation rights, except as currently permitted under the Plan; or

  •
  would cause Section 162(m) of the Internal Revenue Code to become unavailable with respect to the Plan.

Term of the Plan

        The Plan will terminate at midnight on February 9, 2020, unless terminated before then by our Board of Directors. No qualified performance award may be granted under the Plan after the fifth year following the year in which our shareholders approved the performance goals, unless and until the performance goals are reapproved by our shareholders. Awards may be granted under the Plan until the earlier to occur of the date of termination of the Plan or the date on which all shares available for awards under the Plan have been purchased or acquired. As long as any awards are outstanding under the Plan, the terms of the Plan will govern such awards.

AWARDS

Types and Terms of Awards

        The Plan permits the granting of:

  •
  stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code, and "non-qualified" (non-incentive) stock options that do not meet the requirements of Section 422;

  •
  stock appreciation rights, also known as "SARs";

  •
  restricted stock and restricted stock units;

  •
  dividend equivalents;

  •
  performance awards;

  •
  stock awards; and

  •
  other awards valued in whole or in part by reference to or otherwise based on our common stock (which we refer to as "other stock-based awards").

        Awards may provide that upon their grant or exercise, the holder will receive cash, shares of common stock, other securities, other awards or other property, or a combination of these, as determined by the Committee. Participants may receive awards in a single payment or in installments or on a deferred basis, as determined by the Committee.

        The term of each award will be determined by the Committee at the time of grant but may not exceed 10 years from the date of grant.

  Stock Options

        The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, which shall not be longer than 10 years from the date of grant, all as determined by the Committee. The exercise price per share is the purchase price for each share of common stock that may be purchased pursuant to the option. When you exercise a stock option, you acquire shares of our common stock by paying the option exercise price instead of paying the fair market value of the shares of common stock on that date.

        Incentive vs. Non-Qualified Stock Options.    Options may be designated as "incentive stock options," which are intended to meet the requirements of Section 422 of the Internal Revenue Code, or as "non-qualified" (non-incentive) stock options, which are not intended to meet the requirements of Section 422.

        The tax treatment of incentive stock options differs from that of non-qualified stock options. (See the section of this prospectus entitled "U.S. Federal Income Tax Consequences.") In order to receive the unique tax treatment applicable to incentive stock options, the Committee must follow special rules when granting incentive stock options.

        Vesting.    Options will vest and become exercisable in accordance with the vesting schedule established by the Committee and set forth in the award agreement.

        Exercise Price.    The option exercise price will be determined by the Committee. The exercise price may not be less than 100% of the fair market value of our common stock on the date of grant. However, there are two exceptions to this requirement. The Committee may grant options with an exercise price less than 100% of the fair market value of our common stock on the date of grant if (1) the Committee determines it is necessary or appropriate to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (2) the Committee grants the option in substitution for a stock option previously granted by an entity that is acquired by or merged with ADC or one of our affiliates.

  SARs

        The holder of an SAR will be entitled to receive the excess of the fair market value of one share of our common stock on the date the SAR is exercised (or, if the Committee so provides, at any time during a specified period before or after the date of exercise) over the grant price of the SAR. When you exercise an SAR, you do not pay an exercise price, but simply receive the payment described in the preceding sentence.

        Vesting.    SARs will vest and become exercisable in accordance with the vesting schedule established by the Committee and set forth in the award agreement.

        Grant Price.    The grant price of an SAR will be determined by the Committee. The grant price may not be less than 100% of the fair market value of one share of our common stock on the date the SAR is granted. However, there are two exceptions to this requirement. The Committee may designate a per share grant price below fair market value on the date of grant if (1) the Committee determines it is necessary or appropriate to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (2) the Committee grants the SAR in substitution for an SAR previously granted by an entity that is acquired by or merged with ADC or one of our affiliates.

        Restrictions or Conditions on Exercise.    In its discretion, the Committee may impose conditions or restrictions on the exercise of any SAR.

  Restricted Stock and Restricted Stock Units

        Restricted Stock.    The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. The restrictions include a prohibition on transfer of the restricted stock and may also include, for example, limitations on your right to vote or receive dividends with respect to the restricted stock. The restriction period will begin on the date of grant of the restricted stock. The restrictions may lapse separately or in combination, at a time or times determined by the Committee and set forth in the award agreement. After the restrictions have lapsed, you will have all of the rights of a shareholder of our common stock. If your employment with us terminates or you resign or are removed as a director during the restriction period, the restricted stock is subject to forfeiture.

        Restricted Stock Units.    The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. If you hold restricted stock units, you will not have any of the voting rights of a holder of our common stock, nor will you have a right to receive any dividends paid on our common stock. However, the Committee may, in its sole discretion, grant you an award of dividend equivalents, described below, in conjunction with the grant of restricted stock units. The restriction period relating to the restricted stock units will begin on the date of grant of the restricted stock units. The restrictions may lapse separately or in combination, at a time or times determined by the Committee and set forth in the award agreement. If your employment with us terminates or you resign or are removed as a director during the restriction period, the restricted stock units are subject to forfeiture.

  Dividend Equivalents

        The holder of dividend equivalents will be entitled to receive payments equivalent to the amount of any cash dividends paid on shares of our common stock. A dividend equivalent may be denominated or payable in cash, shares of stock or other securities, or other awards or property. The Committee will determine any other terms and conditions applicable to the dividend equivalents. The Committee may not grant dividend equivalents in connection with grants of stock options or SARs. No dividend equivalent payments may be made to a participant with respect to any performance award prior to the date on which all conditions or restrictions relating to such award have been satisfied, waived or lapsed.

  Performance Awards

        The Committee may grant performance awards to eligible persons subject to the terms of the Plan and any applicable award agreement. A performance award granted under the Plan may be denominated or payable in cash, shares of our common stock (including, without limitation, restricted stock and restricted stock units), other securities, other awards or other property. A performance award shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment to be made pursuant to any performance award and any other terms and conditions of any performance award will be determined by the Committee. Performance awards intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (which we refer to as "qualified performance awards") shall be conditioned, to the extent required by 162(m), solely on the achievement of one or more objective performance goals established by the Committee within the time prescribed by Section 162(m), and qualified performance awards shall otherwise comply with the requirements of Section 162(m). Performance goals must be based solely on one or more of the business criteria set forth in the Plan. The maximum amount that may be paid with respect to qualified performance awards denominated in cash to any participant in the aggregate in any taxable year is $25,000,000 in value, whether payable in cash, stock or other property.

  Stock Awards

        The Committee may grant shares of our common stock without any restrictions on the shares if the Committee determines that the grant of the stock award is consistent with the purposes of the Plan. The Committee will determine any terms and conditions applicable to the stock awards.

  Other Stock-Based Awards

        The Committee also is authorized to establish the terms and conditions of other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock (including securities convertible into shares of our common stock). The Committee will determine the terms of any such awards. If the other stock-based award is a right to purchase shares or other securities, the purchase price will be at least 100% of the fair market value of the shares or other securities on the date the purchase right is granted.

Consideration for Awards

        Awards may be granted to you in exchange for no cash payment from you or for a cash payment or other consideration, as determined by the Committee or as may be required by applicable law.

Exercise or Purchase Price of Awards

        The exercise or purchase price of an award may be paid, at the discretion of the Committee, in whole or in part in cash, shares of our common stock, other securities, other awards or other property. Payment may be made in a lump sum or in installments, as determined by the Committee.

Section 409A

        Notwithstanding anything in the Plan or any award agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a participant under Section 409A of the Internal Revenue Code and applicable guidance thereunder is otherwise payable or distributable to a participant under the Plan or any award agreement solely by reason of the occurrence of a Change in Control (as defined in the Plan) or due to the participant's disability or "separation from service" (as defined under Section 409A of the Internal Revenue Code), the amount or benefit will not be payable or distributable to the participant by reason of such circumstance unless the Committee determines in good faith that the circumstances giving rise to the Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Internal Revenue Code and applicable regulations, or the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Internal Revenue Code by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a participant who is a "specified employee" under Section 409A(a)(2)(B) of the Internal Revenue Code and applicable regulations (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the specified employee's separation from service (or if earlier, upon the specified employee's death) unless the payment or distribution is exempt from the application of Section 409A of the Internal Revenue Code by reason of the short-term deferral exemption or otherwise.

Tax Withholding

        All federal, state, local or foreign payroll, withholding, income or other taxes applicable to you as a result of your participation in the Plan are solely and absolutely your responsibility. However, in order to comply with all applicable federal, state, local or foreign income tax laws or regulations, we expect to withhold or collect all applicable taxes from you or otherwise take appropriate action to ensure that all applicable taxes are withheld or collected from you.

        In order to assist you in paying all or a portion of the applicable taxes to be withheld or collected upon your exercise or receipt of (or the lapse of restrictions relating to) an award, the Committee may, in its discretion and subject to additional terms and conditions it may adopt, permit you to satisfy your tax obligations by:

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  having us withhold a portion of the shares otherwise to be delivered to you upon your exercise or receipt of (or the lapse of restrictions relating to) an award, such that the number of shares withheld have a fair market value equal to the amount of your tax obligation; or

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  delivering to us a number of other shares of our common stock then owned by you with a fair market value equal to the amount of your tax obligation.

An election to deliver shares of stock or have us withhold shares to pay your tax obligations must be made on or before the date on which the amount of tax to be withheld is determined.

        Shares of common stock withheld by us may be treated as if first issued to you upon exercise or receipt of (or lapse of restrictions relating to) the award, resulting in gain or loss to you, and then resold to us, which may result in additional gain or loss to you.

Fair Market Value

        Determinations of fair market value under the Plan will be made in accordance with methods and procedures established by the Committee. However, as a general rule, the fair market value of shares of our common stock on a given date will be the closing sale price of the shares as reported on the NASDAQ Global Select Market on that date, or, if the market is not open for trading on that date, then on the most recent preceding date when the market was open for trading.

Risk of Investment

        Investing in our common stock through the Plan involves risks, including the risk that the value of the common stock will fall below the price you paid to acquire it, in which case you may lose all or a portion of what you invested by purchasing common stock through the Plan. As with any investment, the past performance of our common stock is not a guarantee or indicator of future results. You should review the financial information regarding ADC that is contained in reports filed by us with the Securities and Exchange Commission, which reports are incorporated by reference into this prospectus. See the section of this prospectus entitled "Incorporation of Certain Documents by Reference."

Award Agreement

        You will not have any rights under an award granted to you under the Plan unless and until an award agreement is issued to and accepted by you.

 Amendments to Awards; No Option or SAR Repricing

        The Committee may waive any of ADC's conditions or rights under any outstanding award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may also amend, alter, suspend, discontinue or terminate any outstanding award held by you, prospectively or retroactively, but no such action may adversely affect your rights with respect to that award without your consent.

        In no case may an option or SAR be amended to reduce its initial exercise price or grant price, and no option or SAR may be cancelled and replaced with an option or SAR having a lower exercise price or grant price, except pursuant to the adjustment rules described below under "Shares Available for Awards—Adjustments to Available Shares."

Transferability

        Except as provided below with respect to nonqualified stock options, you may not transfer, pledge, alienate, attach or encumber an award (other than a stock award) granted to you under the Plan, except by will or by the laws of descent and distribution. Any awards granted to you under the Plan are exercisable only by you or, if permissible under applicable law, by your guardian or legal representative. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit you to transfer a nonqualified stock option granted under the Plan to one of your family members if the transfer is not for value and your family member does not make any subsequent transfers of the option (other than by will or the laws of descent and distribution).

SHARES AVAILABLE FOR AWARDS

        The aggregate number of shares of our common stock that may be issued under the Plan is the sum of:

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  9,700,000 and

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  any shares subject to any award under the ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan, the ADC Telecommunications Inc. 1991 Global Stock Incentive Plan and the ADC Telecommunications, Inc. Non-employee Director Stock Option Plan that after February 9, 2010 are not purchased or are forfeited or reacquired by ADC, or otherwise not delivered to the participant due to termination or cancellation of such award.

However, certain shares that have been counted against the total number of shares authorized under the Plan in connection with awards previously granted under the Plan, as described in the section below entitled "Accounting for Awards," will again be available for awards under the Plan as follows:

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  shares covered by an award under the Plan that are not purchased or are forfeited;

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  shares covered by an award under the Plan that are subsequently reacquired by ADC pursuant to the terms of the Plan or an award agreement, including shares of restricted stock; and

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  shares that are not issued because the award terminated or was cancelled without the delivery of any shares.

Shares that are withheld in full or partial payment to ADC of the purchase or exercise price relating to an award or in connection with the satisfaction of tax obligations relating to an award shall not be available for granting awards under the Plan.

        The number of shares of our common stock that may be issued under the Plan is subject to adjustment as described in the section below entitled "Adjustments to Available Shares." The shares available for awards under the Plan will be authorized but unissued shares of ADC.

Accounting for Awards

        If an award granted under the Plan entitles you to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Plan. As a result, the shares available for granting future awards under the Plan will be reduced as of the date of grant. With respect to stock options and SARs, the number of shares available for awards under the Plan shall be reduced by one share for each share covered by such award or to which such award relates. For SARs settled in shares upon exercise, the aggregate number of shares with respect to which the SAR is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. With respect to any awards other than stock options and SARs, the number of shares available for awards under the Plan will be reduced by 1.21 shares for each share covered by such award or to which such award relates. Awards that do not entitle the holder thereof to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Plan.

Section 162(m) Limitation on Shares Available for Certain Awards

        No eligible person may be granted any award or awards denominated in shares of our common stock for more than 3,000,000 shares of common stock, in the aggregate in any taxable year. This limitation is subject to adjustment as described in the section below entitled "Adjustments to Available Shares."

Adjustments to Available Shares

        If any event affecting our common stock dilutes or enlarges any of the benefits or potential benefits intended to be made available under the Plan, the Committee shall make adjustments to the Plan or outstanding awards in a manner it deems equitable or appropriate in order to prevent the dilution or enlargement of such benefits or potential benefits.

        Events affecting the shares of common stock that may result in the dilution or enlargement of such benefits may include:

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  a dividend or other distribution (whether in cash, shares of common stock, other securities or other property);

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  a recapitalization;

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  a stock split or reverse stock split;

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  a reorganization, merger, consolidation, split-up, spin-off or business combination;

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  a repurchase or exchange of shares of our common stock or other securities;

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  an issuance of warrants or other rights to purchase shares of our common stock or other securities; or

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  any other similar corporate transaction or event.

        As a result of such changes or events, the Committee may adjust any or all of:

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  the number and type of shares (or other securities or other property) that may be made the subject of awards;

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  the number and type of shares (or other securities or other property) subject to outstanding awards;

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  the purchase or exercise price of any award; and

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  the limits set forth in the plan for various types of awards.

RESALE OF SECURITIES GRANTED OR PURCHASED UNDER THE PLAN

        If you acquire shares of our common stock upon the exercise or receipt of awards under the Plan, you may resell your shares without restriction (except for restricted stock, which cannot be resold until all restrictions lapse). You should remember that the securities laws prohibit you from selling your shares while you are aware of material non-public information concerning ADC.

        Our executive officers and directors who wish to resell shares acquired under the Plan (including shares acquired upon the exercise of an option) must comply with the resale provisions of Rule 144 promulgated under the Securities Act of 1933 and the reporting requirements under Section 16 of the Securities Exchange Act of 1934. Shares acquired by our executive officers and directors as a result of an award or the exercise of an award may be resold under Rule 144 without a one-year holding period.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Plan, based on currently applicable provisions of the Internal Revenue Code. The following description applies to U.S. citizens and residents who receive awards under the Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

        Due to the complexity of the applicable provisions of the Internal Revenue Code, this prospectus describes only the general federal tax principles affecting awards that may be granted under the Plan. Depending on individual facts and circumstances, these general tax principles might not apply to you. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Furthermore, if you are an executive officer or director of ADC subject to Section 16(b) of the Securities Exchange Act of 1934, special rules may apply to you. (See "Special Rules for Executive Officers and Directors Subject to Section 16(b)" below.)

        You also may be subject to state, local or foreign income taxes and you should refer to the applicable laws in those jurisdictions.

        For all of these reasons, we note that (1) the tax advice set forth herein was not intended or written to be used, and cannot be used by you or anyone else, for the purpose of avoiding federal income tax penalties that may be imposed; (2) the advice was written to support the promotion or marketing of the transactions described herein; and (3) we urge you to consult your own tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

Tax Consequences With Respect to Awards

  Non-Qualified Stock Options

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  Grant.  You will not recognize any taxable income at the time a non-qualified option is granted.

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  Exercise.  Upon the exercise of a non-qualified option, you will recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price. If you pay the exercise price by tendering other shares of our common stock then owned by you, you will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise that exceed the number of other shares you tendered.

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  Tax Deduction for ADC.  We will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation.

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  Tax Basis of the Acquired Shares.  If you pay the non-qualified option exercise price in cash, your original tax basis in the shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount you are required to recognize as income as a result of the exercise. If you pay the option exercise price by tendering other shares of our common stock then owned by you, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount that you are required to recognize as income as a result of the option exercise.

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  Sale of Shares.  When you sell shares acquired upon the exercise of a non-qualified option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the common stock is a capital asset in your hands, the gain or loss will be capital gain or loss.

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  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be taxed as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the option. However, if, as usually is the case, the common stock is a capital asset in your hands, the holding period for acquired shares having the same basis as tendered shares will include the period during which you held the tendered shares.

  Incentive Stock Options

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  Grant.  You will not recognize any taxable income at the time an incentive stock option is granted.

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  Exercise.  Upon the exercise of an incentive stock option, you will not recognize any income for purposes of the regular income tax. However, you may be required to recognize income for purposes of the alternative minimum tax (or "AMT").

    For purposes of the AMT, an incentive stock option will be treated as a non-qualified option. Accordingly, for purposes of the AMT, you must recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price. As a result, if you recognize a substantial amount of AMT income upon exercise of the incentive stock option in relation to your taxable income from wages and other sources in the year you exercise the option, you may be subject to the AMT. Furthermore, the fact that you recognize AMT income at the time you exercise an incentive stock option may not alter the amount of regular income you must recognize at the time you sell or otherwise dispose of the shares acquired upon exercise of the incentive stock option.

    We urge you to consult your own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an incentive stock option in the same calendar year in which you acquired the shares to avoid having the AMT apply in the year you exercise the option and the regular tax apply in the year you sell the shares. We also urge you to consult your own tax advisor regarding the benefit that may be available from a tax credit for a prior year's minimum tax liability provided for in Section 53 of the Internal Revenue Code.

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  Tax Deduction for ADC.  If you sell or otherwise dispose of shares acquired upon the exercise of an incentive stock option more than two years from the date the option was granted to you and more than one year after you exercised the option, then we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. However, if you sell or otherwise dispose of the shares before the holding period described above is satisfied, then we will be allowed a tax deduction at the time and in the amount you recognize ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation. Under current law, this income is not subject to income or payroll tax withholding.

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  Tax Basis of the Acquired Shares.  If you pay the exercise price for an incentive stock option in cash, your original tax basis in the shares received upon exercise will equal the option exercise price.

    If you pay the exercise price for an incentive stock option by tendering other shares of our common stock already owned by you, and you acquired those tendered shares through any means other than by exercising one or more incentive stock options, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any. If you pay the exercise price solely by tendering other shares of our common stock, then the original tax basis of the remaining acquired shares will be zero.

    If you pay the exercise price for an incentive stock option by tendering shares of our common stock already owned by you, and you acquired those tendered shares by exercising another incentive stock option, Section 1036 of the Internal Revenue Code generally provides that you will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the AMT as described above), as long as you have held the tendered shares for a period of time ending at least two years after the date the option for the tendered shares was granted and at least one year after you acquired the tendered shares upon exercise of the option.

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  Sale of Shares and Characterization of Capital Gain or Loss.  If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option at a time more than two years from the date the option was granted to you and more than one year after you exercised the option, and if, as usually is the case, the common stock is a capital asset in your hands, then you will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price you paid for the shares.

    If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option before the holding period described above is satisfied, then you will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the shares, and you will recognize long-term or short-term capital gain or loss (depending on whether you have held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date you exercised the option.

   Stock Appreciation Rights

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  Grant.  At the time an SAR is granted, you will not recognize any taxable income.

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  Exercise.  At the time you exercise an SAR, you will recognize ordinary income equal to the cash or fair market value of any shares of common stock received at that time (in the amount that is equal to the excess of the fair market value of a share of our common stock on the date the SAR is exercised over the grant price of the SAR).

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  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the exercise of an SAR.

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  Tax Basis of the Acquired Shares.  Your tax basis in any shares received will equal the fair market value of those shares at the time you recognize ordinary income as a result of exercising the SAR.

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  Sale of Shares.  If, as usually is the case, the shares are a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as a capital gain or loss.

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  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be characterized as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the SAR.

  Restricted Stock Awards

  •
  Grant and Lapse of Restrictions.  Section 83(b) of the Internal Revenue Code allows you to elect, within 30 days after the date you receive a restricted stock award, to recognize and be taxed on ordinary income equal to the fair market value of the common stock at that time. If you do not make a Section 83(b) election within 30 days from the date you receive a restricted stock award, you will recognize ordinary income equal to the fair market value of the common stock upon expiration of the restriction period.

  •
  Forfeiture.  If you do not make the Section 83(b) election described above and, before the restriction period expires, you forfeit the restricted stock under the terms of the award, you will not recognize any ordinary income in connection with the restricted stock award. If you do make a Section 83(b) election and subsequently forfeit the restricted stock under the terms of the award, you will not be allowed an ordinary income tax deduction with respect to the forfeiture. However, you may be entitled to a capital loss.

  We urge you to consult your tax advisor to determine, in light of current tax rates and possible future tax legislation, whether it is more advantageous for you to make a Section 83(b) election upon receipt of a restricted stock award (resulting in a current tax liability plus the potential for future capital gains, currently taxed at lower rates than the rate applicable to ordinary income, and a risk of forfeiture without an ordinary income tax deduction) than not making the Section 83(b) election (resulting in the deferral of tax and the eventual recognition as ordinary income of any appreciation in the fair market value of your shares).

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  Dividends Received on Restricted Stock.  Dividends received by you before the end of the restriction period will be taxed as ordinary income to you.

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  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income in connection with a restricted stock award. Dividends on the restricted stock that are received by you before the end of the restriction period will also be deductible by us subject to the general rules concerning compensation.

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  Tax Basis of Shares.  Your basis in the shares will equal their fair market value at the time you recognize ordinary income.

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  Sale of Shares.  You cannot sell or otherwise dispose of the restricted stock until after the restriction period expires. When you sell the shares after the restriction period expires, you will recognize gain or loss in an amount by which the sale price of the shares differs from your tax basis in the shares. If, as usually is the case, the shares are a capital asset in your hands, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss.

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  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

  Restricted Stock Units

  •
  Grant.  At the time restricted stock units are granted, you will not recognize any taxable income.

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  Vesting.  At the time restricted stock units vest, you will recognize ordinary income equal to the cash or fair market value of the shares of common stock received at that time; provided, however, that, if the terms of the restricted stock unit so provide, payment and income recognition may be delayed until a later date to the extent permitted under applicable tax laws.

  •
  Dividend Equivalents Received on Restricted Stock Units.  Dividend equivalents received by you before the restricted stock units vest will be taxed as ordinary income to you.

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  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income on the restricted stock units.

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  Tax Basis of Shares.  Your basis in any shares received will equal the fair market value of the shares at the time you recognize ordinary income.

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  Sale of Shares.  If, as usually is the case, the common stock is a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as capital gain or loss.

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  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

  Stock Awards

  •
  Grant.  You will recognize taxable income at the time the stock is granted equal to the fair market value at the date of grant.

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  Tax Deduction for ADC.  We will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation.

  •
  Tax Basis of Shares.  Your basis in the shares will equal their fair market value at the time you recognize ordinary income.

  •
  Sale of Shares.  When you sell the shares, you will recognize gain or loss in an amount by which the sale price of the shares differs from your tax basis in the shares. If, as usually is the case, the shares are a capital asset in your hands, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

  Other Stock-Based Awards

        The Plan also authorizes other stock-based awards, the terms of which are not specified in the Plan. The federal income tax consequences to recipients and to ADC upon the grant and exercise of the other stock-based awards will depend on the terms of such awards.

Special Rules for Executive Officers and Directors Subject to Section 16(b)

        If you are an executive officer or director of ADC subject to Section 16(b) of the Securities Exchange Act of 1934, any shares you acquire upon exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), an SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if you have had a non-exempt acquisition of shares of ADC stock within the six months prior to the exercise, payout or vesting. In that case, you may be deemed to have acquired the shares at a date up to six months after the date the award was exercised or paid out or vested, and you will recognize (and be taxed on) ordinary income as of the later date that the transfer restrictions under Section 16(b) of the Securities Exchange Act of 1934 no longer apply, rather than as of the date of exercise, payout or vesting.

        However, Section 83(b) of the Internal Revenue Code allows you to elect to recognize ordinary income as of the date you acquire the shares, without regard to Section 16(b) restrictions. You must make the election in the manner specified in Section 83(b) within 30 days after the date you acquire shares pursuant to an award. If (1) the shares you acquired pursuant to an award are treated as restricted property for purposes of Section 83 of the Internal Revenue Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) you do not make a Section 83(b) election within the required time period, the amount of ordinary income to you will be determined as follows:

  •
  For non-qualified options (and incentive stock options treated as non-qualified options for purposes of the AMT), you will recognize and be taxed on ordinary income in the amount by which the fair market value of the shares at the later date exceeds the exercise price, rather than recognizing, and being taxed on, ordinary income in the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

  •
  For an SAR, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares as of the date you exercised the SAR.

  •
  For restricted stock units, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the shares were paid out pursuant to the restricted stock unit award.

  •
  For restricted stock, because you acquire the shares at the time the restricted stock award is granted, a Section 83(b) election must be made within 30 days of grant (as opposed to the date of payout in the case of a restricted stock unit or the date of exercise in the case of an option or SAR). Accordingly, if your restricted stock vests within six months after a non-exempt acquisition under Section 16(b) of the Securities Exchange Act of 1934, then unless you made a Section 83(b) election at the time the restricted stock award was granted, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date that the transfer restrictions under Section 16(b) of the Securities Exchange Act of 1934 no longer apply, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the restricted stock vested.

        We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

        Depending on the terms of your award agreement and the determinations of the Committee, upon a change in control of ADC, restrictions on your award may lapse, or your award may mature or become exercisable, on an accelerated schedule. If this type of benefit, or other benefits and payments connected with your award that result from a change in control of ADC, are granted to certain individuals (such as our executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Internal Revenue Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount (1) will not be deductible by us and (2) will be subject to a 20% excise tax payable by the individual. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of ADC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. The Securities and Exchange Commission allows us to incorporate by reference some of the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus, and later information that we file with the Securities and Exchange Commission will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the Securities and Exchange Commission under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until our offering is completed:

  •
  our latest annual report on Form 10-K, which contains our audited financial statements for our latest fiscal year;

  •
  our quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission since the end of our last fiscal year; and

  •
  the description of our common stock and preferred stock purchase rights contained in any registration statement or report filed by us under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

        We will provide you at no cost, upon your written or oral request, a copy of any or all of the documents incorporated by reference in this prospectus (other than exhibits, unless such exhibits are specifically incorporated by reference into such documents) and any report, proxy statement or other communication distributed by us to our shareholders generally.

        Requests for such copies should be directed to the Corporate Secretary of ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344, telephone number (952) 938-8080.

Prospectus for ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan

PROSPECTUS

ADC TELECOMMUNICATIONS, INC.

2008 GLOBAL STOCK INCENTIVE PLAN

11,000,000 Shares of Common Stock, par value $.20 per share

11,000,000 Options to Purchase Shares of Common Stock

This stock is traded on the NASDAQ Global Select Market under the trading symbol ADCT.

This document constitutes a prospectus covering securities that have been registered under the Securities Act of 1933, as amended.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        You should only rely on the information contained in this prospectus. We have not authorized anyone to provide you with different information. We are offering to sell shares of our securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of our securities.

ADC TELECOMMUNICATIONS, INC.
13625 Technology Drive
Eden Prairie, Minnesota 55344
(952) 917-0800

The date of this prospectus is April 14, 2008.

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GENERAL INFORMATION ABOUT THE PLAN

        The information in this prospectus relates to the ADC Telecommunications, Inc. 2008 Global Stock Incentive Plan, which we refer to as the "Plan" in this prospectus. The description of the Plan in this prospectus is subject to and qualified by the terms and conditions of the Plan. To request a copy of the Plan, or to obtain additional information about the Plan and its administrators, you may write to the Corporate Secretary of ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344, or call (952) 938-8080. As used in this prospectus, the terms "ADC," "we," "us" and "our" refer to ADC Telecommunications, Inc. and its subsidiaries.

        The Plan is a stock incentive plan under which we may offer securities of ADC to our employees, officers and non-employee directors. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

        The Plan was adopted by our Board of Directors on December 10, 2007. It was approved by our shareholders and became effective on March 6, 2008.

Purposes of the Plan

        The Plan has the following purposes:

  •
  to promote the interests of ADC and our shareholders by aiding us in attracting and retaining employees, officers and non-employee directors capable of assuring our future success;

  •
  to offer these individuals incentives to put forth maximum efforts for the success of our business; and

  •
  to compensate these individuals through various stock-based arrangements and provide them with opportunities for stock ownership in our company, thereby aligning their interests with those of our shareholders.

Persons Eligible to Participate in the Plan

        Any employee, officer or non-employee director providing services to ADC or any of our affiliates is eligible to receive awards under the Plan, at the discretion of the Committee (as defined below). In determining which eligible persons will receive awards and the terms of the awards, the Committee may consider the nature of the services provided by the eligible persons, their present and potential contributions to the success of ADC, or other factors that the Committee, in its discretion, deems relevant. However, the Committee is subject to certain limitations when granting "incentive stock options" under the Plan. Incentive stock options may be granted only to full-time or part-time employees of ADC and our affiliates. In addition, incentive stock options may be granted to employees of our affiliates only if the affiliate is also a "subsidiary corporation" of ADC within the meaning of Section 424(f) of the Internal Revenue Code.

        No eligible person, participant or other person shall have any claim to be granted any award under the Plan. The Committee is not required to treat uniformly eligible persons, participants or holders or beneficiaries of awards under the Plan.

        The grant of an award will not be construed as giving a participant the right to be retained as an employee or director, as applicable, nor will it affect our right or our affiliates' rights to terminate a participant's employment at any time, with or without cause. ADC or any of our affiliates may at any time dismiss a participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any award agreement.

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Administration of the Plan

        The Plan is administered by the Compensation Committee of our Board of Directors (the "Committee"). The Committee has at least two members. Each member of the Committee is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

  Authority of Committee

        The Committee has the authority to:

  •
  designate participants;

  •
  determine the type or types of awards to be granted to each participant under the Plan;

  •
  determine the number of shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each award;

  •
  determine the terms and conditions of any award or award agreement;

  •
  amend the terms and conditions of any award or award agreement (but the Committee may not reprice or adjust the exercise price of an outstanding stock option or the grant price of a stock appreciation right unless the repricing or adjustment is in connection with a stock dividend, stock split, merger or other corporate transaction);

  •
  accelerate the exercisability of any award or the lapse of restrictions relating to any award;

  •
  determine the types of consideration, such as cash, shares, other securities, other awards or other property, that may be used to pay the exercise price of an award;

  •
  determine the circumstances under which an award can be cancelled, forfeited or suspended;

  •
  determine whether, to what extent and under what circumstances amounts payable with respect to awards under the Plan shall be deferred either automatically or at the election of the holder of the award or the Committee;

  •
  interpret the Plan and agreements and documents relating to the Plan;

  •
  establish rules for the administration of the Plan and appoint agents to assist in the administration of the Plan; and

  •
  make any other determinations and take any other actions that the Committee deems necessary or desirable for the administration of the Plan.

        Determinations and interpretations with respect to the Plan and awards under the Plan are within the sole discretion of the Committee, whose determinations and interpretations will be conclusive and binding on participants, beneficiaries of awards and employees.

        It is intended that awards under the Plan shall satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all awards agreements in a manner consistent with that intent. In that regard, if any provision of the Plan or an award agreement would result in adverse tax consequences under Section 409A of the Internal Revenue Code, the Committee may amend that provision or take any other action reasonably necessary to avoid any adverse tax results, and no action taken to comply with Section 409A of the Internal Revenue Code shall be deemed to impair or otherwise adversely affect the rights of any holder of an award or beneficiary thereof.

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   Delegation of Authority

        The Committee may delegate its powers and duties under the Plan to one or more members of our Board of Directors (including a director who is also an officer of ADC) or a committee of directors and may authorize one ore more officers of ADC to grant awards under the Plan, subject to conditions and limitations established by the Committee. However, the Committee may not delegate its powers and duties with regard to officers or directors of ADC who are subject to Section 16 of the Securities Exchange Act of 1934 or in a manner that would cause the Plan not to comply with Section 162(m) of the Internal Revenue Code.

  Authority of Board of Directors

        Our Board of Directors also may exercise the powers and duties of the Committee under the Plan, unless the exercise of those powers or duties by the Board would cause the Plan not to comply with Section 162(m) of the Internal Revenue Code.

Amendments to the Plan

        Our Board of Directors may amend, alter, suspend, discontinue or terminate the Plan at any time. However, shareholder approval must be obtained for any amendment to the Plan that:

  •
  requires shareholder approval under the rules or regulations of the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other securities exchange that is applicable to ADC;

  •
  increases the number of shares authorized under the Plan;

  •
  increases the number of shares that are available for certain types of awards under the Plan;

  •
  permits repricing of stock options or stock appreciation rights;

  •
  permits the award of stock options or stock appreciation rights at a price less than 100% of the fair market value of a share of our common stock on the date of grant of such stock options or stock appreciation rights, except as currently permitted under the Plan; or

  •
  would cause Section 162(m) of the Internal Revenue Code to become unavailable with respect to the Plan.

Term of the Plan

        The Plan will terminate at midnight on March 5, 2018, unless terminated before then by our Board of Directors. Awards may be granted under the Plan until the Plan terminates or until all shares available for awards under the Plan have been purchased or acquired. However, incentive stock options may not be granted under the Plan after December 10, 2017. The Plan shall remain in effect as long as any awards are outstanding.

AWARDS

Types and Terms of Awards

        The Plan permits the granting of:

  •
  stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code, and "non-qualified" (non-incentive) stock options that do not meet the requirements of Section 422;

  •
  stock appreciation rights, also known as "SARs";

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  •
  restricted stock and restricted stock units;

  •
  dividend equivalents;

  •
  performance awards;

  •
  stock awards; and

  •
  other awards valued in whole or in part by reference to or otherwise based on our common stock (which we refer to as "other stock-based awards").

        Awards may provide that upon their grant or exercise, the holder will receive cash, shares of common stock, other securities, other awards or other property, or a combination of these, as determined by the Committee. Participants may receive awards in a single payment or in installments or on a deferred basis, as determined by the Committee.

        The term of each award will be determined by the Committee at the time of grant but may not exceed 10 years from the date of grant.

  Stock Options

        The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, which shall not be longer than 10 years from the date of grant, all as determined by the Committee. The exercise price per share is the purchase price for each share of common stock that may be purchased pursuant to the option. When you exercise a stock option, you acquire shares of our common stock by paying the option exercise price instead of paying the fair market value of the shares of common stock on that date.

        Incentive vs. Non-Qualified Stock Options.    Options may be designated as "incentive stock options," which are intended to meet the requirements of Section 422 of the Internal Revenue Code, or as "non-qualified" (nonincentive) stock options, which are not intended to meet the requirements of Section 422.

        The tax treatment of incentive stock options differs from that of non-qualified stock options. (See the section of this prospectus entitled "U.S. Federal Income Tax Consequences.") In order to receive the unique tax treatment applicable to incentive stock options, the Committee must follow special rules when granting incentive stock options.

        Vesting.    Options will vest and become exercisable in accordance with the vesting schedule established by the Committee and set forth in the award agreement.

        Exercise Price.    The option exercise price will be determined by the Committee. The exercise price may not be less than 100% of the fair market value of our common stock on the date of grant. However, there are two exceptions to this requirement. The Committee may grant options with an exercise price less than 100% of the fair market value of our common stock on the date of grant if (1) the Committee determines it is necessary or appropriate to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (2) the Committee grants the option in substitution for a stock option previously granted by an entity that is acquired by or merged with ADC or one of our affiliates.

  SARs

        The holder of an SAR will be entitled to receive the excess of the fair market value of one share of our common stock on the date the SAR is exercised (or, if the Committee so provides, at any time during a specified period before or after the date of exercise) over the grant price of the SAR. When you exercise an SAR, you do not pay an exercise price, but simply receive the payment described in the preceding sentence.

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        Vesting.    SARs will vest and become exercisable in accordance with the vesting schedule established by the Committee and set forth in the award agreement.

        Grant Price.    The grant price of an SAR will be determined by the Committee. The grant price may not be less than 100% of the fair market value of one share of our common stock on the date the SAR is granted. However, there are two exceptions to this requirement. The Committee may designate a per share grant price below fair market value on the date of grant if (1) the Committee determines it is necessary or appropriate to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (2) the Committee grants the SAR in substitution for an SAR previously granted by an entity that is acquired by or merged with ADC or one of our affiliates.

        Restrictions or Conditions on Exercise.    In its discretion, the Committee may impose conditions or restrictions on the exercise of any SAR.

  Restricted Stock and Restricted Stock Units

        Restricted Stock.    The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. The restrictions include a prohibition on transfer of the restricted stock and may also include, for example, limitations on your right to vote or receive dividends with respect to the restricted stock. The restriction period will begin on the date of grant of the restricted stock. The restrictions may lapse separately or in combination, at a time or times determined by the Committee and set forth in the award agreement. After the restrictions have lapsed, you will have all of the rights of a shareholder of our common stock. If your employment with us terminates or you resign or are removed as a director during the restriction period, the restricted stock is subject to forfeiture.

        Restricted Stock Units.    The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. If you hold restricted stock units, you will not have any of the voting rights of a holder of our common stock, nor will you have a right to receive any dividends paid on our common stock. However, the Committee may, in its sole discretion, grant you an award of dividend equivalents, described below, in conjunction with the grant of restricted stock units. The restriction period relating to the restricted stock units will begin on the date of grant of the restricted stock units. The restrictions may lapse separately or in combination, at a time or times determined by the Committee and set forth in the award agreement. If your employment with us terminates or you resign or are removed as a director during the restriction period, the restricted stock units are subject to forfeiture.

        Vesting.    The minimum vesting period for restricted stock and restricted stock units is three years from the date of grant. However, if the award is conditioned on company performance or personal performance (other than continued service to the company), the minimum vesting period is one year from the date of grant.

        Acceleration of Vesting.    The Committee, in its discretion, may accelerate the vesting of restricted stock or restricted stock units in the event of (1) a participant's death, disability, retirement or involuntary termination of employment due to elimination of the participant's employment position in connection with a reduction in force, (2) a divestiture by ADC of a business that employs the participant or (3) a change in control of ADC.

  Dividend Equivalents

        The holder of dividend equivalents will be entitled to receive payments equivalent to the amount of any cash dividends paid on shares of our common stock. A dividend equivalent may be denominated or payable in cash, shares of stock or other securities, or other awards or property. The Committee will

6

determine any other terms and conditions applicable to the dividend equivalents. The Committee may not grant dividend equivalents in connection with grants of stock options or SARs.

  Performance Awards

        The Committee may grant awards that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. A performance award may be payable in cash or stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Committee in compliance with Section 162(m) of the Internal Revenue Code. The Committee must determine the length of the performance period, establish the performance goals for the performance period and determine the amounts of the performance awards for each participant no later than 90 days after the beginning of each performance period according to the requirements of Section 162(m) of the Internal Revenue Code.

        Performance goals must be based solely on one or more of the business criteria set forth in the Plan. The Committee is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants. The maximum amount that may be paid with respect to performance awards to any participant in the aggregate in any calendar year is $25,000,000 in value, whether payable in cash, stock or other property.

  Stock Awards

        The Committee may grant shares of our common stock without any restrictions on the shares if the Committee determines that the grant of the stock award is consistent with the purposes of the Plan. The Committee will determine any terms and conditions applicable to the stock awards.

  Other Stock-Based Awards

        The Committee also is authorized to establish the terms and conditions of other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock (including securities convertible into shares of our common stock). The Committee will determine the terms of any such awards. If the other stock-based award is a right to purchase shares or other securities, the purchase price will be at least 100% of the fair market value of the shares or other securities on the date the purchase right is granted.

Consideration for Awards

        Awards may be granted to you in exchange for no cash payment from you or for a cash payment or other consideration, as determined by the Committee or as may be required by applicable law.

Exercise or Purchase Price of Awards

        The exercise or purchase price of an award may be paid, at the discretion of the Committee, in whole or in part in cash, shares, other securities, other awards or other property. Payment may be made in a lump sum or in installments, as determined by the Committee.

Tax Withholding

        All federal, state, local or foreign payroll, withholding, income or other taxes applicable to you as a result of your participation in the Plan are solely and absolutely your responsibility. However, in order to comply with all applicable federal, state, local or foreign income tax laws or regulations, we expect to withhold or collect all applicable taxes from you or otherwise take appropriate action to ensure that all applicable taxes are withheld or collected from you.

7

        In order to assist you in paying all or a portion of the applicable taxes to be withheld or collected upon your exercise or receipt of (or the lapse of restrictions relating to) an award, the Committee may, in its discretion and subject to additional terms and conditions it may adopt, permit you to satisfy your tax obligations by:

  •
  having us withhold a portion of the shares otherwise to be delivered to you upon your exercise or receipt of (or the lapse of restrictions relating to) an award, such that the number of shares withheld have a fair market value equal to the amount of your tax obligation; or

  •
  delivering to us a number of other shares of our common stock then owned by you with a fair market value equal to the amount of your tax obligation.

An election to deliver shares of stock or have us withhold shares to pay your tax obligations must be made on or before the date on which the amount of tax to be withheld is determined.

        Shares of common stock withheld by us may be treated as if first issued to you upon exercise or receipt of (or lapse of restrictions relating to) the award, resulting in gain or loss to you, and then resold to us, which may result in additional gain or loss to you.

Fair Market Value

        Determinations of fair market value under the Plan will be made in accordance with methods and procedures established by the Committee. However, as a general rule, the fair market value of shares of our common stock on a given date will be the closing sale price of the shares as reported on the NASDAQ Global Select Market on that date, or, if the market is not open for trading on that date, then on the most recent preceding date when the market was open for trading.

Risk of Investment

        Investing in our common stock through the Plan involves risks, including the risk that the value of the common stock will fall below the price you paid to acquire it, in which case you may lose all or a portion of what you invested by purchasing common stock through the Plan. As with any investment, the past performance of our common stock is not a guarantee or indicator of future results. You should review the financial information regarding ADC that is contained in reports filed by us with the Securities and Exchange Commission, which reports are incorporated by reference into this prospectus. See the section of this prospectus entitled "Incorporation of Certain Documents by Reference."

Award Agreement

        You will not have any rights under an award granted to you under the Plan unless and until an award agreement is issued to and accepted by you.

Amendments to Awards; No Option Repricing

        The Committee may waive any of ADC's conditions or rights under any outstanding award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may also amend, alter, suspend, discontinue or terminate any outstanding award held by you, prospectively or retroactively, but no such action may adversely affect your rights with respect to that award without your consent.

        In no case may an option or SAR be amended to reduce its initial exercise price or grant price, and no option or SAR may be canceled and replaced with an option or SAR having a lower exercise price or grant price, except pursuant to the adjustment rules described below under "Shares Available for Awards—Adjustments to Available Shares."

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Transferability

        Except as provided below with respect to nonqualified stock options, you may not transfer, pledge, alienate, attach or encumber an award (other than a stock award) granted to you under the Plan, except by will or by the laws of descent and distribution. Any awards granted to you under the Plan are exercisable only by you or, if permissible under applicable law, by your guardian or legal representative. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit you to transfer a nonqualified stock option granted under the Plan to one of your family members if the transfer is not for value and your family member does not make any subsequent transfers of the option (other than by will or the laws of descent and distribution).

SHARES AVAILABLE FOR AWARDS

        A total of 11,000,000 shares of our common stock may be issued under the Plan. However, certain shares that have been counted against the total number of shares authorized under the Plan in connection with awards previously granted under the Plan, as described in the section below entitled "Accounting for Awards," will again be available for awards under the Plan as follows:

  •
  shares covered by an award under the Plan that are not purchased or are forfeited;

  •
  shares covered by an award under the Plan that are subsequently reacquired by ADC pursuant to the terms of the Plan or an award agreement, including shares of restricted stock; and

  •
  shares that are not issued because the award terminated or was cancelled without the delivery of any shares.

        The number of shares of our common stock that may be issued under the Plan is subject to adjustment as described in the section below entitled "Adjustments to Available Shares." The shares available for awards under the Plan will be authorized shares of ADC.

Accounting for Awards

        If an award granted under the Plan entitles you to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted, in accordance with the terms of the Plan, against the total number of shares available for granting awards under the Plan. As a result, the shares available for granting future awards under the Plan will be reduced as of the date of grant. With respect to stock options and SARs, the number of shares available for awards under the Plan shall be reduced by one share for each share covered by such award or to which such award relates. For SARs settled in shares upon exercise, the aggregate number of shares with respect to which the SAR is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. With respect to any awards other than stock options and SARs, the number of shares available for awards under the Plan will be reduced by 1.74 shares for each share covered by such award or to which such award relates. Awards that do not entitle the holder thereof to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Plan.

Section 162(m) Limitation on Shares Available for Certain Awards

        No eligible person may be granted stock options, SARs or any other award, the value of which award is based solely on an increase in the value of our common stock after the date of grant of the award, for more than 1,000,000 shares of common stock, in the aggregate, in any calendar year. This limitation is subject to adjustment as described in the section below entitled "Adjustments to Available Shares."

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 Adjustments to Available Shares

        If any event affecting our common stock dilutes or enlarges any of the benefits or potential benefits intended to be made available under the Plan, the Committee shall make adjustments to the Plan or outstanding awards in a manner it deems equitable or appropriate in order to prevent the dilution or enlargement of such benefits or potential benefits.

        Events affecting the shares of common stock that may result in the dilution or enlargement of such benefits may include:

  •
  a dividend or other distribution (whether in cash, shares of common stock, other securities or other property);

  •
  a recapitalization;

  •
  a stock split or reverse stock split;

  •
  a reorganization, merger, consolidation, split-up, spin-off or business combination;

  •
  a repurchase or exchange of shares of our common stock or other securities;

  •
  an issuance of warrants or other rights to purchase shares of our common stock or other securities; or

  •
  any other similar corporate transaction or event.

        As a result of such changes or events, the Committee may adjust any or all of:

  •
  the number and type of shares (or other securities or other property) that may be made the subject of awards;

  •
  the number and type of shares (or other securities or other property) subject to outstanding awards;

  •
  the purchase or exercise price of any award; and

  •
  the limits set forth in the plan for various types of awards.

RESALE OF SECURITIES GRANTED OR PURCHASED UNDER THE PLAN

        If you acquire shares of our common stock upon the exercise or receipt of awards under the Plan, you may resell your shares without restriction (except for restricted stock, which cannot be resold until all restrictions lapse). You should remember that the securities laws prohibit you from selling your shares while you are aware of material non-public information concerning ADC.

        Our executive officers and directors who wish to resell shares acquired under the Plan (including shares acquired upon the exercise of an option) must comply with the resale provisions of Rule 144 promulgated under the Securities Act of 1933 and the reporting requirements under Section 16 of the Securities Exchange Act of 1934. Shares acquired by our executive officers and directors as a result of an award or the exercise of an award may be resold under Rule 144 without a one-year holding period.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Plan, based on currently applicable provisions of the Internal Revenue Code. The following description applies to U.S. citizens and residents who receive awards under the Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax

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under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

        Due to the complexity of the applicable provisions of the Internal Revenue Code, this prospectus describes only the general federal tax principles affecting awards that may be granted under the Plan. Depending on individual facts and circumstances, these general tax principles might not apply to you. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Furthermore, if you are an executive officer or director of ADC subject to Section 16(b) of the Securities Exchange Act of 1934, special rules may apply to you. (See "Special Rules for Executive Officers and Directors Subject to Section 16(b)" below.)

        You also may be subject to state, local or foreign income taxes and you should refer to the applicable laws in those jurisdictions.

        For all of these reasons, we note that (1) the tax advice set forth herein was not intended or written to be used, and cannot be used by you or anyone else, for the purpose of avoiding federal income tax penalties that may be imposed; (2) the advice was written to support the promotion or marketing of the transactions described herein; and (3) we urge you to consult your own tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

Tax Consequences With Respect to Awards

  Non-Qualified Stock Options

  •
  Grant.  You will not recognize any taxable income at the time a non-qualified option is granted.

  •
  Exercise.  Upon the exercise of a non-qualified option, you will recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price. If you pay the exercise price by tendering other shares of our common stock then owned by you, you will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise that exceed the number of other shares you tendered.

  •
  Tax Deduction for ADC.  We will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation.

  •
  Tax Basis of the Acquired Shares.  If you pay the non-qualified option exercise price in cash, your original tax basis in the shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount you are required to recognize as income as a result of the exercise. If you pay the option exercise price by tendering other shares of our common stock then owned by you, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount that you are required to recognize as income as a result of the option exercise.

  •
  Sale of Shares.  When you sell shares acquired upon the exercise of a non-qualified option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the common stock is a capital asset in your hands, the gain or loss will be capital gain or loss.

11

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be taxed as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the option. However, if, as usually is the case, the common stock is a capital asset in your hands, the holding period for acquired shares having the same basis as tendered shares will include the period during which you held the tendered shares.

  Incentive Stock Options

  •
  Grant.  You will not recognize any taxable income at the time an incentive stock option is granted.

  •
  Exercise.  Upon the exercise of an incentive stock option, you will not recognize any income for purposes of the regular income tax. However, you may be required to recognize income for purposes of the alternative minimum tax (or "AMT").

    For purposes of the AMT, an incentive stock option will be treated as a non-qualified option. Accordingly, for purposes of the AMT, you must recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price. As a result, if you recognize a substantial amount of AMT income upon exercise of the incentive stock option in relation to your taxable income from wages and other sources in the year you exercise the option, you may be subject to the AMT. Furthermore, the fact that you recognize AMT income at the time you exercise an incentive stock option may not alter the amount of regular income you must recognize at the time you sell or otherwise dispose of the shares acquired upon exercise of the incentive stock option.

    We urge you to consult your own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an incentive stock option in the same calendar year in which you acquired the shares to avoid having the AMT apply in the year you exercise the option and the regular tax apply in the year you sell the shares. We also urge you to consult your own tax advisor regarding the benefit that may be available from a tax credit for a prior year's minimum tax liability provided for in Section 53 of the Internal Revenue Code.

  •
  Tax Deduction for ADC.  If you sell or otherwise dispose of shares acquired upon the exercise of an incentive stock option more than two years from the date the option was granted to you and more than one year after you exercised the option, then we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. However, if you sell or otherwise dispose of the shares before the holding period described above is satisfied, then we will be allowed a tax deduction at the time and in the amount you recognize ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation. Under current law, this income is not subject to income or payroll tax withholding.

  •
  Tax Basis of the Acquired Shares.  If you pay the exercise price for an incentive stock option in cash, your original tax basis in the shares received upon exercise will equal the option exercise price.

    If you pay the exercise price for an incentive stock option by tendering other shares of our common stock already owned by you, and you acquired those tendered shares through any means other than by exercising one or more incentive stock options, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares

12

    acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any. If you pay the exercise price solely by tendering other shares of our common stock, then the original tax basis of the remaining acquired shares will be zero.

    If you pay the exercise price for an incentive stock option by tendering shares of our common stock already owned by you, and you acquired those tendered shares by exercising another incentive stock option, Section 1036 of the Internal Revenue Code generally provides that you will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the AMT as described above), as long as you have held the tendered shares for a period of time ending at least two years after the date the option for the tendered shares was granted and at least one year after you acquired the tendered shares upon exercise of the option.

  •
  Sale of Shares and Characterization of Capital Gain or Loss.  If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option at a time more than two years from the date the option was granted to you and more than one year after you exercised the option, and if, as usually is the case, the common stock is a capital asset in your hands, then you will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price you paid for the shares.

    If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option before the holding period described above is satisfied, then you will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the shares, and you will recognize long-term or short-term capital gain or loss (depending on whether you have held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date you exercised the option.

  Stock Appreciation Rights

  •
  Grant.  At the time an SAR is granted, you will not recognize any taxable income.

  •
  Exercise.  At the time you exercise an SAR, you will recognize ordinary income equal to the cash or fair market value of any shares of common stock received at that time (in the amount that is equal to the excess of the fair market value of a share of our common stock on the date the SAR is exercised over the grant price of the SAR).

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the exercise of an SAR.

  •
  Tax Basis of the Acquired Shares.  Your tax basis in any shares received will equal the fair market value of those shares at the time you recognize ordinary income as a result of exercising the SAR.

  •
  Sale of Shares.  If, as usually is the case, the shares are a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as a capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be characterized as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or

13

    short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the SAR.

  Restricted Stock Awards

  •
  Grant and Lapse of Restrictions.  Section 83(b) of the Internal Revenue Code allows you to elect, within 30 days after the date you receive a restricted stock award, to recognize and be taxed on ordinary income equal to the fair market value of the common stock at that time. If you do not make a Section 83(b) election within 30 days from the date you receive a restricted stock award, you will recognize ordinary income equal to the fair market value of the common stock upon expiration of the restriction period.

  •
  Forfeiture.  If you do not make the Section 83(b) election described above and, before the restriction period expires, you forfeit the restricted stock under the terms of the award, you will not recognize any ordinary income in connection with the restricted stock award. If you do make a Section 83(b) election and subsequently forfeit the restricted stock under the terms of the award, you will not be allowed an ordinary income tax deduction with respect to the forfeiture. However, you may be entitled to a capital loss.

    We urge you to consult your tax advisor to determine, in light of current tax rates and possible future tax legislation, whether it is more advantageous for you to make a Section 83(b) election upon receipt of a restricted stock award (resulting in a current tax liability plus the potential for future capital gains, currently taxed at lower rates than the rate applicable to ordinary income, and a risk of forfeiture without an ordinary income tax deduction) than not making the Section 83(b) election (resulting in the deferral of tax and the eventual recognition as ordinary income of any appreciation in the fair market value of your shares).

  •
  Dividends Received on Restricted Stock.  Dividends received by you before the end of the restriction period will be taxed as ordinary income to you.

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income in connection with a restricted stock award. Dividends on the restricted stock that are received by you before the end of the restriction period will also be deductible by us subject to the general rules concerning compensation.

  •
  Tax Basis of Shares.  Your basis in the shares will equal their fair market value at the time you recognize ordinary income.

  •
  Sale of Shares.  You cannot sell or otherwise dispose of the restricted stock until after the restriction period expires. When you sell the shares after the restriction period expires, you will recognize gain or loss in an amount by which the sale price of the shares differs from your tax basis in the shares. If, as usually is the case, the shares are a capital asset in your hands, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

  Restricted Stock Units

  •
  Grant.  At the time restricted stock units are granted, you will not recognize any taxable income.

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  •
  Vesting.  At the time restricted stock units vest, you will recognize ordinary income equal to the cash or fair market value of the shares of common stock received at that time.

  •
  Dividend Equivalents Received on Restricted Stock Units.  Dividend equivalents received by you before the restricted stock units vest will be taxed as ordinary income to you.

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the vesting of the restricted stock units.

  •
  Tax Basis of Shares.  Your basis in any shares received will equal the fair market value of the shares at the time you recognize ordinary income as a result of the vesting of the restricted stock units.

  •
  Sale of Shares.  If, as usually is the case, the common stock is a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date the restricted stock units vested and as short-term capital gain or loss if you have held the shares for 12 months or less from the date the restricted stock units vested.

  Stock Awards

  •
  Grant.  You will recognize taxable income at the time the stock is granted equal to the fair market value at the date of grant.

  •
  Tax Deduction for ADC.  We will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation.

  •
  Tax Basis of Shares.  Your basis in the shares will equal their fair market value at the time you recognize ordinary income.

  •
  Sale of Shares.  When you sell the shares, you will recognize gain or loss in an amount by which the sale price of the shares differs from your tax basis in the shares. If, as usually is the case, the shares are a capital asset in your hands, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

  Other Stock-Based Awards

        The Plan also authorizes other stock-based awards, the terms of which are not specified in the Plan. The federal income tax consequences to recipients and to ADC upon the grant and exercise of the other stock-based awards will depend on the terms of such awards.

Special Rules for Executive Officers and Directors Subject to Section 16(b)

        If you are an executive officer or director of ADC subject to Section 16(b) of the Securities Exchange Act of 1934, any shares you acquire upon exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), an SAR or a restricted stock unit, and any

15

shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if you have had a non-exempt acquisition of shares of ADC stock within the six months prior to the exercise, payout or vesting. In that case, you may be deemed to have acquired the shares at a date up to six months after the date the award was exercised or paid out or vested, and you will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise, payout or vesting.

        However, Section 83(b) of the Internal Revenue Code allows you to elect to recognize ordinary income as of the date of exercise, payout or vesting, without regard to Section 16(b) restrictions. You must make the election in the manner specified in Section 83(b) within 30 days after the date you exercise the option or SAR or the date of payout or vesting, as applicable. If (1) the shares you acquired upon the exercise, payout or vesting of the award are treated as restricted property for purposes of Section 83 of the Internal Revenue Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) you do not make a Section 83(b) election within the required time period, the amount of ordinary income to you will be determined as follows:

  •
  For non-qualified options (and incentive stock options treated as non-qualified options for purposes of the AMT), you will recognize and be taxed on ordinary income in the amount by which the fair market value of the shares at the later date exceeds the exercise price, rather than recognizing, and being taxed on, ordinary income in the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

  •
  For an SAR, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares as of the date you exercised the SAR.

  •
  For restricted stock units, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the award was paid out.

  •
  For restricted stock, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the restricted stock vested.

        We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

        Depending on the terms of your award agreement and the determinations of the Committee, upon a change in control of ADC, restrictions on your award may lapse, or your award may mature or become exercisable, on an accelerated schedule. If this type of benefit, or other benefits and payments connected with your award that result from a change in control of ADC, are granted to certain individuals (such as our executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Internal Revenue Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount (1) will not be deductible by us and (2) will be subject to a 20% excise tax payable by the individual. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of ADC.

16

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. The Securities and Exchange Commission allows us to incorporate by reference some of the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information that we incorporate by reference is considered to be part of this prospectus, and later information that we file with the Securities and Exchange Commission will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the Securities and Exchange Commission under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until our offering is completed:

  •
  our latest annual report on Form 10-K, which contains our audited financial statements for our latest fiscal year;

  •
  our quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission since the end of our last fiscal year; and

  •
  the description of our common stock and preferred stock purchase rights contained in any registration statement or report filed by us under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

        We will provide you at no cost, upon your written or oral request, a copy of any or all of the documents incorporated by reference in this prospectus (other than exhibits, unless such exhibits are specifically incorporated by reference into such documents) and any report, proxy statement or other communication distributed by us to our shareholders generally.

        Requests for such copies should be directed to the Corporate Secretary of ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344, telephone number (952) 938-8080.

17

Prospectuses for ADC Telecommunications, Inc. Global Stock Incentive Plan
(amended and restated as of December 12, 2006)

PROSPECTUS

ADC TELECOMMUNICATIONS, INC.

GLOBAL STOCK INCENTIVE PLAN

21,329,775 shares of Common Stock
($.20 par value)

        This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

        These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        No person is authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer described in this prospectus. If any other information or representations are made, you may not rely upon them as having been authorized by ADC. This prospectus is not an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in that jurisdiction. Neither the delivery of this prospectus nor any sale made under it shall, under any circumstances, create an implication that the information contained in this prospectus is correct as of any time after the date of this prospectus.

The date of this prospectus is January 20, 2006.

1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents that we have filed with the U.S. Securities and Exchange Commission (the "Commission") are incorporated by reference in this prospectus:

  (a)
  our Annual Report on Form 10-K for the fiscal year ended October 31, 2005; and

  (b)
  the description of our Common Stock and Common Stock Purchase Rights contained in any of our registration statements filed under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or in any report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating the description.

        All documents filed by us under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and prior to the filing of a post-effective amendment with the Commission which indicates that all securities offered by this prospectus have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the respective dates of filing of such documents.

        We will provide you, without charge, upon your written or oral request, a copy of any or all of the following:

  (a)
  the documents referred to above that have been or may be incorporated in this prospectus (not including exhibits, unless the exhibits are specifically incorporated by reference into such documents);

  (b)
  our annual report to shareholders for our latest fiscal year; and

  (c)
  any report, proxy statement or other communication distributed by us to our shareholders generally.

        Requests for copies of these documents should be directed to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344 (telephone number (952) 938-8080).

2

 NATURE OF INVESTMENT

        An investment in our Common Stock involves risk. We encourage you to review our Annual Report on Form 10-K for the fiscal year ended October 31, 2005, as filed with the Commission. This report sets forth the significant risk factors involved in an investment in our Common Stock in Item 1A of such report under the captions "Risks Related to Our Business" and "Risks Related to Our Common Stock."

INFORMATION ABOUT THE PLAN

General

        The information in this prospectus relates to the ADC Telecommunications, Inc. Global Stock Incentive Plan, which we call the "Plan" in this prospectus. The Plan was initially adopted by our Board of Directors in November 1990 and was approved by our shareholders on February 26, 1991. The Plan became effective immediately upon shareholder approval. The Board adopted amendments to the Plan in November 1992, December 1994, November 1996, December 1998, December 1999, December 2000, December 2001 and December 2002, and our shareholders approved these amendments on February 23, 1993, February 28, 1995, February 25, 1997, February 23, 1999, February 22, 2000, February 27, 2001, February 19, 2002, March 4, 2003 and March 2, 2004, respectively. In December 1996, the Board adopted an amendment to the Plan that did not require shareholder approval. The Plan was amended and restated through August 1, 2005 to reflect the 1-for-7 reverse stock split undertaken by the Company effective May 10, 2005. Under the current terms of the Plan, the Plan will expire on February 26, 2009.

        The Plan is intended to help us recruit, retain and develop key employees capable of assuring the future success of ADC, to attract and retain the services of experienced and knowledgeable outside directors, and to offer these employees incentives to put forth maximum efforts for the success of our business and to provide these employees and outside directors an opportunity to acquire a proprietary interest in ADC. All key employees of ADC and of our subsidiaries and affiliates in which we have a significant equity interest and all nonemployee directors of ADC are eligible to receive awards under the Plan.

        A total of 21,329,775 shares of our Common Stock, par value $.20 per share, are available as of November 1, 2001 for the issuance of shares under outstanding awards and for the granting of awards under the Plan. The types of awards that may be granted under the Plan are described below. Awards granted under the Plan may be granted only during a period commencing February 26, 1991 and ending on February 26, 2009. However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award granted may extend beyond February 26, 2009.

        The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the U. S. Internal Revenue Code of 1986, as amended.

        You may obtain additional information about the Plan and its administrators by writing to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344, or by calling (952) 938-8080.

Administration

        The Plan is administered by a committee of the Board consisting of three or more nonemployee directors. The members of the committee are appointed by the Board. The committee has the authority to establish rules for the administration of the Plan; to select the key employees to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by the awards; and to set the terms and conditions of the awards. The committee may also determine whether the payment of any amounts received under any award shall or may be deferred

3

and may authorize payments representing dividends in connection with any deferred award of shares of Common Stock. Determinations and interpretations under the Plan are made in the sole discretion of the committee, and are binding on all interested parties. The committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award in the manner and to the extent it deems desirable to carry the Plan into effect. The committee may delegate to one or more officers the right to grant awards to employees who are not subject to Section 16(b) of the Exchange Act.

        Awards under the Plan are granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon their grant or exercise, the holder will receive shares of Common Stock, cash or any combination thereof, as the committee determines. No employee may be granted any award or awards under the Plan, the value of which award or awards is based solely on an increase in the value of the Common Stock after the date of grant of the award or awards, for more than 571,428 shares of Common Stock, in the aggregate, in any one calendar year.

Types of Awards

        The Plan permits the granting of:

  (a)
  stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code (the "Code") and "nonqualified stock options" that do not meet these requirements;

  (b)
  stock appreciation rights (or "SARs");

  (c)
  restricted stock and restricted stock units;

  (d)
  performance awards payable in shares of Common Stock; and

  (e)
  dividend equivalents.

Under the Plan, the number of shares of Common Stock that may be issued pursuant to restricted stock, restricted stock units and performance awards granted after March 2, 2004 is limited to 4,285,714.

        Options.    The exercise price per share under any stock option will not be less than 100% of (i) the average of the high and low daily trading prices (rounded down to the nearest whole cent) of a share as reported on the Nasdaq National Market System, if the shares are then quoted on the Nasdaq National Market System or (ii) the average of the high and low daily trading prices (rounded down to the nearest whole cent) of a share on a national securities exchange, if the shares are then being traded on a national securities exchange on the date of grant of the option. Options will be exercisable by payment in full of the exercise price, either in cash or, at the discretion of the committee, in whole or in part by the tendering of shares of our Common Stock or other consideration having a fair market value on the date the option is exercised equal to the option exercise price. Determinations of fair market value under the Plan will be made in accordance with methods and procedures established by the committee. For purposes of the Plan, the fair market value of shares of our Common Stock on a given date will be (a) the last sale price of the shares as reported on the Nasdaq Stock Market on that date, if the shares are then being quoted on the Nasdaq Stock Market, or (b) the closing price of the shares on that date on a national securities exchange, if the shares are then being traded on a national securities exchange.

        SARs.    The grant price of any SAR will not be less than 100% of the exercise price per share under any stock option (determined as described in the preceding paragraph) on the date of grant of the SAR. The holder of a SAR will be entitled to receive the excess of the fair market value of a specified number of shares of our Common Stock (calculated as of the exercise date of the SAR or, if

4

the committee so determines, as of any time during a specified period before or after the exercise date) over the grant price of the SAR.

        Restricted Stock and Restricted Stock Units.    Restricted stock and restricted stock units are subject to restrictions imposed by the committee during a restriction period determined by the committee. Restricted stock and restricted stock units may not be transferred by the holder until these restrictions established by the committee lapse. If the holder's employment terminates during the restriction period, all restricted stock and restricted stock units will be forfeited unless the committee determines otherwise.

        The holder of restricted stock may have all of the rights of our shareholders, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect thereto, or these rights may be limited.

        Holders of restricted stock units shall have the right, subject to any restrictions imposed by the committee, to receive shares of Common Stock at some future date. After the lapse or waiver of any applicable restrictions, holders of restricted stock units will be issued such shares.

        Performance Awards.    Holders of performance awards have the right to receive shares of our Common Stock upon the achievement of specified performance goals during performance periods established by the committee. A performance award granted under the Plan may be payable in shares of Common Stock or restricted stock.

        Dividend Equivalents.    Dividend equivalents will entitle the holders thereof to receive payments (in cash or shares, as determined by the committee) equivalent to the amount of cash dividends with respect to a specified number of shares.

Transferability of Awards

        You may not assign, transfer, pledge or otherwise encumber any award granted under the Plan, except for transfers by will, by designation of a beneficiary or by the laws of descent and distribution. You may, however, transfer all or a portion of a nonqualified stock option to specified members of your immediate family or to certain family trusts, partnerships or other entities in accordance with the terms of the Plan.

Exercise of Awards

        Each award is exercisable only by you, by a permitted transferee or, if permissible under applicable law, by your guardian or legal representative.

Share Accounting

        If any shares of our Common Stock subject to an award or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for these awards will be available for future awards under the Plan. Except as otherwise provided under procedures adopted by the committee to avoid double-counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted will be counted against the aggregate number of shares available for granting awards under the Plan. Shares that are used by a participant as full or partial payment to ADC of the purchase price of shares acquired upon exercise of a stock option or to satisfy applicable tax withholding requirements upon the exercise or vesting of an award will be available for future awards under the Plan.

5

 Adjustments

        Under the Plan, appropriate adjustments will be made to the Plan and to the number of outstanding options in the event of changes in our Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure.

Amendments or Termination of the Plan

        The Board may amend, alter or discontinue the Plan at any time, but may not, without shareholder approval, make any revisions or amendments to the Plan that (a) absent shareholder approval, would cause Rule 16b-3, as promulgated by the Commission under the Exchange Act, or any successor rule or regulation, to become unavailable with respect to the Plan; (b) require the approval of our shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to ADC; or (c) require the approval of our shareholders under the Internal Revenue Code in order to permit incentive stock options to be granted under the Plan.

RESALES

        The resale of shares acquired upon exercise or receipt of awards generally is not restricted by the terms of the Plan. If you are "affiliate" (as defined in Rule 144(a)(1) promulgated under the Securities Act) of ADC, then your resale of any shares must comply with the registration requirements of the Securities Act or Rule 144 and all applicable state securities laws. Shares acquired by affiliates of ADC pursuant to awards or upon the exercise of an award may be resold under Rule 144 without a one-year holding period.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Plan, based on currently applicable provisions of the Internal Revenue Code. The following description applies to U.S. citizens and residents who receive awards under the Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

        Due to the complexity of the applicable provisions of the Internal Revenue Code, this prospectus describes only the general federal tax principles affecting awards that may be granted under the Plan. Depending on individual facts and circumstances, these general tax principles might not apply to you. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Furthermore, if you are an executive officer or director of ADC subject to Section 16(b) of the Exchange Act, special rules may apply to you. (See "Special Rules for Executive Officers and Directors Subject to Section 16(b)" below.)

        You also may be subject to state, local or foreign income taxes and you should refer to the applicable laws in those jurisdictions.

        For all of these reasons, we note that (i) the tax advice set forth herein was not intended or written to be used, and cannot be used by you or anyone else, for the purpose of avoiding federal income tax penalties that may be imposed; (ii) the advice was written to support the promotion or marketing of the transactions described herein; and (iii) we urge you to consult your own tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

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Tax Consequences with Respect to Awards

  Non-Qualified Stock Options

  •
  Grant.  You will not recognize any taxable income at the time a non-qualified option is granted.

  •
  Exercise.  Upon the exercise of a non-qualified option, you will recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option exercise price. If you pay the exercise price by tendering other shares of our Common Stock then owned by you, you will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise that exceed the number of other shares you tendered.

  •
  Tax Deduction for ADC.  We will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation.

  •
  Tax Basis of the Acquired Shares.  If you pay the non-qualified option exercise price in cash, your original tax basis in the shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount you are required to recognize as income as a result of the exercise. If you pay the option exercise price by tendering other shares of our Common Stock then owned by you, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount that you are required to recognize as income as a result of the option exercise.

  •
  Sale of Shares.  When you sell shares acquired upon the exercise of a non-qualified option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the Common Stock is a capital asset in your hands, the gain or loss will be capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be taxed as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the option. However, if, as usually is the case, the Common Stock is a capital asset in your hands, the holding period for acquired shares having the same basis as tendered shares will include the period during which you held the tendered shares.

  Incentive Stock Options

  •
  Grant.  You will not recognize any taxable income at the time an incentive stock option is granted.

  •
  Exercise.  Upon the exercise of an incentive stock option, you will not recognize any income for purposes of the regular income tax. However, you may be required to recognize income for purposes of the alternative minimum tax (or "AMT").

    For purposes of the AMT, an incentive stock option will be treated as a non-qualified option. Accordingly, for purposes of the AMT, you must recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option exercise price. As a result, if you recognize a substantial amount of AMT income upon exercise of the incentive stock option in relation to your taxable income from wages and other sources in

7

    the year you exercise the option, you may be subject to the AMT. Furthermore, the fact that you recognize AMT income at the time you exercise an incentive stock option may not alter the amount of regular income you must recognize at the time you sell or otherwise dispose of the shares acquired upon exercise of the incentive stock option.

    We urge you to consult your own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an incentive stock option in the same calendar year in which you acquired the shares to avoid having the AMT apply in the year you exercise the option and the regular tax apply in the year you sell the shares. We also urge you to consult your own tax advisor regarding the benefit that may be available from a tax credit for a prior year's minimum tax liability provided for in Section 53 of the Internal Revenue Code.

  •
  Tax Deduction for ADC.  If you sell or otherwise dispose of shares acquired upon the exercise of an incentive stock option more than two years from the date the option was granted to you and more than one year after you exercised the option, then we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. However, if you sell or otherwise dispose of the shares before the holding period described above is satisfied, then we will be allowed a tax deduction at the time and in the amount you recognize ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation. Under current law, this income is not subject to income or payroll tax withholding.

  •
  Tax Basis of the Acquired Shares.  If you pay the exercise price for an incentive stock option in cash, your original tax basis in the shares received upon exercise will equal the option exercise price.

  If you pay the exercise price for an incentive stock option by tendering other shares of our Common Stock already owned by you, and you acquired those tendered shares through any means other than by exercising one or more incentive stock options, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any. If you pay the exercise price solely by tendering other shares of our Common Stock, then the original tax basis of the remaining acquired shares will be zero.

  If you pay the exercise price for an incentive stock option by tendering shares of our Common Stock already owned by you, and you acquired those tendered shares by exercising another incentive stock option, Section 1036 of the Internal Revenue Code generally provides that you will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the AMT as described above), as long as you have held the tendered shares for a period of time ending at least two years after the date the option for the tendered shares was granted and at least one year after you acquired the tendered shares upon exercise of the option.

  •
  Sale of Shares and Characterization of Capital Gain or Loss.  If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option at a time more than two years from the date the option was granted to you and more than one year after you exercised the option, and if, as usually is the case, the Common Stock is a capital asset in your hands, then you will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price you paid for the shares.

  If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option before the holding period described above is satisfied, then you will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the

8

    shares, and you will recognize long-term or short-term capital gain or loss (depending on whether you have held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date you exercised the option.

Stock Appreciation Rights

  •
  Grant.  At the time a SAR is granted, you will not recognize any taxable income.

  •
  Exercise.  At the time you exercise a SAR, you will recognize ordinary income equal to the cash or fair market value of any shares of Common Stock received at that time (in the amount that is equal to the excess of the fair market value of a share of our Common Stock on the date the SAR is exercised over the grant price of the SAR).

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the exercise of a SAR.

  •
  Tax Basis of the Acquired Shares.  Your tax basis in any shares received will equal the fair market value of those shares at the time you recognize ordinary income as a result of exercising the SAR.

  •
  Sale of Shares.  If, as usually is the case, the shares are a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as a capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be characterized as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the SAR.

Restricted Stock Awards

  •
  Grant and Lapse of Restrictions.  Section 83(b) of the Internal Revenue Code allows you to elect, within 30 days after the date you receive a restricted stock award, to recognize and be taxed on ordinary income equal to the fair market value of the Common Stock at that time. If you do not make a Section 83(b) election within 30 days from the date you receive a restricted stock award, you will recognize ordinary income equal to the fair market value of the Common Stock upon expiration of the restriction period.

  •
  Forfeiture.  If you do not make the Section 83(b) election described above and, before the restriction period expires, you forfeit the restricted stock under the terms of the award, you will not recognize any ordinary income in connection with the restricted stock award. If you do make a Section 83(b) election and subsequently forfeit the restricted stock under the terms of the award, you will not be allowed an ordinary income tax deduction with respect to the forfeiture. However, you may be entitled to a capital loss.

  We urge you to consult your tax advisor to determine, in light of current tax rates and possible future tax legislation, whether it is more advantageous for you to make a Section 83(b) election upon receipt of a restricted stock award (resulting in a current tax liability plus the potential for future capital gains, currently taxed at lower rates than the rate applicable to ordinary income, and a risk of forfeiture without an ordinary income tax deduction) than not making the Section 83(b) election (resulting in the deferral of tax and the eventual recognition as ordinary income of any appreciation in the fair market value of your shares).

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  •
  Dividends Received on Restricted Stock.  Dividends received by you before the end of the restriction period will be taxed as ordinary income to you.

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income in connection with a restricted stock award. Dividends on the restricted stock that are received by you before the end of the restriction period will also be deductible by us subject to the general rules concerning compensation.

  •
  Tax Basis of Shares.  Your basis in the shares will equal their fair market value at the time you recognize ordinary income.

  •
  Sale of Shares.  You cannot sell or otherwise dispose of the restricted stock until after the restriction period expires. When you sell the shares after the restriction period expires, you will recognize gain or loss in an amount by which the sale price of the shares differs from your tax basis in the shares. If, as usually is the case, the shares are a capital asset in your hands, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

        Restricted Stock Units, Performance Awards and Dividend Equivalents (collectively, "Deferred Awards")

  •
  Grant.  At the time deferred awards are granted, you will not recognize any taxable income.

  •
  Vesting.  At the time the deferred awards vest, you will recognize ordinary income equal to the cash or fair market value of the shares of Common Stock received at that time.

  •
  Dividend Equivalents Received on Deferred Awards.  Dividend equivalents received by you before the deferred awards vest will be taxed as ordinary income to you.

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the vesting of the deferred awards.

  •
  Tax Basis of Shares.  Your basis in any shares received will equal the fair market value of the shares at the time you recognize ordinary income as a result of the vesting of the deferred awards.

  •
  Sale of Shares.  If, as usually is the case, the Common Stock is a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date the deferred awards vested and as short-term capital gain or loss if you have held the shares for 12 months or less from the date the deferred awards vested.

Special Rules for Executive Officers and Directors Subject to Section 16(b)

        If you are an executive officer or director of ADC subject to Section 16(b) of the Exchange Act, any shares you acquire upon exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), a SAR or a deferred award, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if you

10

have had a non-exempt acquisition of shares of ADC stock within the six months prior to the exercise, payout or vesting. In that case, you may be deemed to have acquired the shares at a date up to six months after the date the award was exercised or paid out or vested, and you will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise, payout or vesting.

        However, Section 83(b) of the Internal Revenue Code allows you to elect to recognize ordinary income as of the date of exercise, payout or vesting, without regard to Section 16(b) restrictions. You must make the election in the manner specified in Section 83(b) within 30 days after the date you exercise the option or SAR or the date of payout or vesting, as applicable. If (1) the shares you acquired upon the exercise, payout or vesting of the award are treated as restricted property for purposes of Section 83 of the Internal Revenue Code because of the application of Section 16(b) of the Exchange Act and (2) you do not make a Section 83(b) election within the required time period, the amount of ordinary income to you will be determined as follows:

  •
  For non-qualified options (and incentive stock options treated as non-qualified options for purposes of the AMT), you will recognize and be taxed on ordinary income in the amount by which the fair market value of the shares at the later date exceeds the exercise price, rather than recognizing, and being taxed on, ordinary income in the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

  •
  For a SAR, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares as of the date you exercised the SAR.

  •
  For a deferred award, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of Common Stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the award matured.

  •
  For restricted stock, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the restricted stock vested.

        We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

        Depending on the terms of your award agreement and the determinations of the committee, upon a change in control of ADC, restrictions on your award may lapse, or your award may mature or become exercisable on an accelerated scheduled. If this type of benefit, or other benefits and payments connected with your award that result from a change in control of ADC, are granted to certain individuals (such as our executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Internal Revenue Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount (1) will not be deductible by us and (2) will be subject to a 20% excise tax payable by the individual. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of ADC.

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PROSPECTUS

ADC TELECOMMUNICATIONS, INC.

GLOBAL STOCK INCENTIVE PLAN

21,329,775 shares of Common Stock
($.20 par value)

        This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

        These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        No person is authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer described in this prospectus. If any other information or representations are made, you may not rely upon them as having been authorized by ADC. This prospectus is not an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in that jurisdiction. Neither the delivery of this prospectus nor any sale made under it shall, under any circumstances, create an implication that the information contained in this prospectus is correct as of any time after the date of this prospectus.

The date of this prospectus is January 22, 2007.

1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents that we have filed with the U.S. Securities and Exchange Commission (the "Commission") are incorporated by reference in this prospectus:

  (a)
  our Annual Report on Form 10-K for the fiscal year ended October 31, 2006; and

  (b)
  the description of our Common Stock and Common Stock Purchase Rights contained in any of our registration statements filed under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or in any report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating the description.

        All documents filed by us under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and prior to the filing of a post-effective amendment with the Commission which indicates that all securities offered by this prospectus have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the respective dates of filing of such documents.

        We will provide you, without charge, upon your written or oral request, a copy of any or all of the following:

  (a)
  the documents referred to above that have been or may be incorporated in this prospectus (not including exhibits, unless the exhibits are specifically incorporated by reference into such documents);

  (b)
  our annual report to shareholders for our latest fiscal year; and

  (c)
  any report, proxy statement or other communication distributed by us to our shareholders generally.

        Requests for copies of these documents should be directed to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344 (telephone number (952) 938-8080).

NATURE OF INVESTMENT

        An investment in our Common Stock involves risk. We encourage you to review our Annual Report on Form 10-K for the fiscal year ended October 31, 2006, as filed with the Commission. This report sets forth the significant risk factors involved in an investment in our Common Stock in Item 1A of such report under the captions "Risks Related to Our Business" and "Risks Related to Our Common Stock."

INFORMATION ABOUT THE PLAN

General

        The information in this prospectus relates to the ADC Telecommunications, Inc. Global Stock Incentive Plan, which we call the "Plan" in this prospectus. The Plan was initially adopted by our Board of Directors in November 1990 and was approved by our shareholders on February 26, 1991. The Plan became effective immediately upon shareholder approval. The Board adopted amendments to the Plan in November 1992, December 1994, November 1996, December 1998, December 1999, December 2000, December 2001 and December 2002, and our shareholders approved these amendments on February 23, 1993, February 28, 1995, February 25, 1997, February 23, 1999, February 22, 2000, February 27, 2001, February 19, 2002, March 4, 2003 and March 2, 2004, respectively. In December 1996, the Board adopted an amendment to the Plan that did not require shareholder approval. The Plan was amended and restated through August 1, 2005 to reflect the 1-for-7

2

reverse stock split undertaken by the Company effective May 10, 2005, and was amended and restated through December 12, 2006 to reflect a change in the calculation of "Fair Market Value" under the Plan. Under the current terms of the Plan, the Plan will expire on March 2, 2009.

        The Plan is intended to help us recruit, retain and develop key employees capable of assuring the future success of ADC, to attract and retain the services of experienced and knowledgeable outside directors, and to offer these employees incentives to put forth maximum efforts for the success of our business and to provide these employees and outside directors an opportunity to acquire a proprietary interest in ADC. All key employees of ADC and of our subsidiaries and affiliates in which we have a significant equity interest and all nonemployee directors of ADC are eligible to receive awards under the Plan.

        A total of 21,329,775 shares of our Common Stock, par value $.20 per share, are available as of November 1, 2001 for the issuance of shares under outstanding awards and for the granting of awards under the Plan. The types of awards that may be granted under the Plan are described below. Awards granted under the Plan may be granted only during a period commencing February 26, 1991 and ending on March 2, 2009. However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award granted may extend beyond March 2, 2009.

        The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the U. S. Internal Revenue Code of 1986, as amended.

        You may obtain additional information about the Plan and its administrators by writing to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344, or by calling (952) 938-8080.

Administration

        The Plan is administered by a committee of the Board consisting of three or more nonemployee directors. The members of the committee are appointed by the Board. The committee has the authority to establish rules for the administration of the Plan; to select the key employees to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by the awards; and to set the terms and conditions of the awards. The committee may also determine whether the payment of any amounts received under any award shall or may be deferred and may authorize payments representing dividends in connection with any deferred award of shares of Common Stock. Determinations and interpretations under the Plan are made in the sole discretion of the committee, and are binding on all interested parties. The committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award in the manner and to the extent it deems desirable to carry the Plan into effect. The committee may delegate to one or more officers the right to grant awards to employees who are not subject to Section 16(b) of the Exchange Act.

        Awards under the Plan are granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon their grant or exercise, the holder will receive shares of Common Stock, cash or any combination thereof, as the committee determines. No employee may be granted any award or awards under the Plan, the value of which award or awards is based solely on an increase in the value of the Common Stock after the date of grant of the award or awards, for more than 571,428 shares of Common Stock, in the aggregate, in any one calendar year.

3

Types of Awards

        The Plan permits the granting of:

  (a)
  stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code (the "Code") and "nonqualified stock options" that do not meet these requirements;

  (b)
  stock appreciation rights (or "SARs");

  (c)
  restricted stock and restricted stock units;

  (d)
  performance awards payable in shares of Common Stock; and

  (e)
  dividend equivalents.

Under the Plan, the number of shares of Common Stock that may be issued pursuant to restricted stock, restricted stock units and performance awards granted after March 2, 2004 is limited to 4,285,714.

        Options.    The exercise price per share under any stock option will not be less than 100% of the fair market value of the Common Stock on the date of grant. Options will be exercisable by payment in full of the exercise price, either in cash or, at the discretion of the committee, in whole or in part by the tendering of shares of our Common Stock or other consideration having a fair market value on the date the option is exercised equal to the option exercise price. Determinations of fair market value under the Plan will be made in accordance with methods and procedures established by the committee. For purposes of the Plan, for grants made after December 12, 2006, the fair market value of shares of our Common Stock on a given date will be (i) the closing price of the Shares as reported on the applicable Nasdaq national securities exchange on such date, if the Shares are then quoted on the Nasdaq national securities exchange or (ii) if the Shares are not traded on the Nasdaq national securities exchange at the relevant time, the closing price of the Shares on such date on another U.S. national securities exchange, if the shares are then being traded on such other U.S. national securities exchange at the relevant time.

        SARs.    The grant price of any SAR will not be less than 100% of the exercise price per share under any stock option (determined as described in the preceding paragraph) on the date of grant of the SAR. The holder of a SAR will be entitled to receive the excess of the fair market value of a specified number of shares of our Common Stock (calculated as of the exercise date of the SAR or, if the committee so determines, as of any time during a specified period before or after the exercise date) over the grant price of the SAR.

        Restricted Stock and Restricted Stock Units.    Restricted stock and restricted stock units are subject to restrictions imposed by the committee during a restriction period determined by the committee. Restricted stock and restricted stock units may not be transferred by the holder until these restrictions established by the committee lapse. If the holder's employment terminates during the restriction period, all restricted stock and restricted stock units will be forfeited unless the committee determines otherwise.

        The holder of restricted stock may have all of the rights of our shareholders, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect thereto, or these rights may be limited.

        Holders of restricted stock units shall have the right, subject to any restrictions imposed by the committee, to receive shares of Common Stock at some future date. After the lapse or waiver of any applicable restrictions, holders of restricted stock units will be issued such shares.

4

        Performance Awards.    Holders of performance awards have the right to receive shares of our Common Stock upon the achievement of specified performance goals during performance periods established by the committee. A performance award granted under the Plan may be payable in shares of Common Stock or restricted stock.

        Dividend Equivalents.    Dividend equivalents will entitle the holders thereof to receive payments (in cash or shares, as determined by the committee) equivalent to the amount of cash dividends with respect to a specified number of shares.

Transferability of Awards

        You may not assign, transfer, pledge or otherwise encumber any award granted under the Plan, except for transfers by will, by designation of a beneficiary or by the laws of descent and distribution. You may, however, transfer all or a portion of a nonqualified stock option to specified members of your immediate family or to certain family trusts, partnerships or other entities in accordance with the terms of the Plan.

Exercise of Awards

        Each award is exercisable only by you, by a permitted transferee or, if permissible under applicable law, by your guardian or legal representative.

Share Accounting

        If any shares of our Common Stock subject to an award or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for these awards will be available for future awards under the Plan. Except as otherwise provided under procedures adopted by the committee to avoid double-counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted will be counted against the aggregate number of shares available for granting awards under the Plan. Shares that are used by a participant as full or partial payment to ADC of the purchase price of shares acquired upon exercise of a stock option or to satisfy applicable tax withholding requirements upon the exercise or vesting of an award will be available for future awards under the Plan.

Adjustments

        Under the Plan, appropriate adjustments will be made to the Plan and to the number of outstanding options in the event of changes in our Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure.

Amendments or Termination of the Plan

        The Board may amend, alter or discontinue the Plan at any time, but may not, without shareholder approval, make any revisions or amendments to the Plan that (a) absent shareholder approval, would cause Rule 16b-3, as promulgated by the Commission under the Exchange Act, or any successor rule or regulation, to become unavailable with respect to the Plan; (b) require the approval of our shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to ADC; or (c) require the approval of our shareholders under the Internal Revenue Code in order to permit incentive stock options to be granted under the Plan.

5

 RESALES

        The resale of shares acquired upon exercise or receipt of awards generally is not restricted by the terms of the Plan. If you are "affiliate" (as defined in Rule 144(a)(1) promulgated under the Securities Act) of ADC, then your resale of any shares must comply with the registration requirements of the Securities Act or Rule 144 and all applicable state securities laws. Shares acquired by affiliates of ADC pursuant to awards or upon the exercise of an award may be resold under Rule 144 without a one-year holding period.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Plan, based on currently applicable provisions of the Internal Revenue Code. The following description applies to U.S. citizens and residents who receive awards under the Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

        Due to the complexity of the applicable provisions of the Internal Revenue Code, this prospectus describes only the general federal tax principles affecting awards that may be granted under the Plan. Depending on individual facts and circumstances, these general tax principles might not apply to you. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. Furthermore, if you are an executive officer or director of ADC subject to Section 16(b) of the Exchange Act, special rules may apply to you. (See "Special Rules for Executive Officers and Directors Subject to Section 16(b)" below.)

        You also may be subject to state, local or foreign income taxes and you should refer to the applicable laws in those jurisdictions.

        For all of these reasons, we note that (i) the tax advice set forth herein was not intended or written to be used, and cannot be used by you or anyone else, for the purpose of avoiding federal income tax penalties that may be imposed; (ii) the advice was written to support the promotion or marketing of the transactions described herein; and (iii) we urge you to consult your own tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

Tax Consequences with Respect to Awards

  Non-Qualified Stock Options

  •
  Grant.  You will not recognize any taxable income at the time a non-qualified option is granted.

  •
  Exercise.  Upon the exercise of a non-qualified option, you will recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option exercise price. If you pay the exercise price by tendering other shares of our Common Stock then owned by you, you will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise that exceed the number of other shares you tendered.

  •
  Tax Deduction for ADC.  We will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation.

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  •
  Tax Basis of the Acquired Shares.  If you pay the non-qualified option exercise price in cash, your original tax basis in the shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount you are required to recognize as income as a result of the exercise. If you pay the option exercise price by tendering other shares of our Common Stock then owned by you, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount that you are required to recognize as income as a result of the option exercise.

  •
  Sale of Shares.  When you sell shares acquired upon the exercise of a non-qualified option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the Common Stock is a capital asset in your hands, the gain or loss will be capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be taxed as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the option. However, if, as usually is the case, the Common Stock is a capital asset in your hands, the holding period for acquired shares having the same basis as tendered shares will include the period during which you held the tendered shares.

  Incentive Stock Options

  •
  Grant.  You will not recognize any taxable income at the time an incentive stock option is granted.

  •
  Exercise.  Upon the exercise of an incentive stock option, you will not recognize any income for purposes of the regular income tax. However, you may be required to recognize income for purposes of the alternative minimum tax (or "AMT").

    For purposes of the AMT, an incentive stock option will be treated as a non-qualified option. Accordingly, for purposes of the AMT, you must recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option exercise price. As a result, if you recognize a substantial amount of AMT income upon exercise of the incentive stock option in relation to your taxable income from wages and other sources in the year you exercise the option, you may be subject to the AMT. Furthermore, the fact that you recognize AMT income at the time you exercise an incentive stock option may not alter the amount of regular income you must recognize at the time you sell or otherwise dispose of the shares acquired upon exercise of the incentive stock option.

    We urge you to consult your own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an incentive stock option in the same calendar year in which you acquired the shares to avoid having the AMT apply in the year you exercise the option and the regular tax apply in the year you sell the shares. We also urge you to consult your own tax advisor regarding the benefit that may be available from a tax credit for a prior year's minimum tax liability provided for in Section 53 of the Internal Revenue Code.

  •
  Tax Deduction for ADC.  If you sell or otherwise dispose of shares acquired upon the exercise of an incentive stock option more than two years from the date the option was granted to you and

7

    more than one year after you exercised the option, then we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. However, if you sell or otherwise dispose of the shares before the holding period described above is satisfied, then we will be allowed a tax deduction at the time and in the amount you recognize ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation. Under current law, this income is not subject to income or payroll tax withholding.

  •
  Tax Basis of the Acquired Shares.  If you pay the exercise price for an incentive stock option in cash, your original tax basis in the shares received upon exercise will equal the option exercise price.

    If you pay the exercise price for an incentive stock option by tendering other shares of our Common Stock already owned by you, and you acquired those tendered shares through any means other than by exercising one or more incentive stock options, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any. If you pay the exercise price solely by tendering other shares of our Common Stock, then the original tax basis of the remaining acquired shares will be zero.

    If you pay the exercise price for an incentive stock option by tendering shares of our Common Stock already owned by you, and you acquired those tendered shares by exercising another incentive stock option, Section 1036 of the Internal Revenue Code generally provides that you will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the AMT as described above), as long as you have held the tendered shares for a period of time ending at least two years after the date the option for the tendered shares was granted and at least one year after you acquired the tendered shares upon exercise of the option.

  •
  Sale of Shares and Characterization of Capital Gain or Loss.  If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option at a time more than two years from the date the option was granted to you and more than one year after you exercised the option, and if, as usually is the case, the Common Stock is a capital asset in your hands, then you will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price you paid for the shares.

    If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option before the holding period described above is satisfied, then you will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the shares, and you will recognize long-term or short-term capital gain or loss (depending on whether you have held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date you exercised the option.

  Stock Appreciation Rights

  •
  Grant.  At the time a SAR is granted, you will not recognize any taxable income.

  •
  Exercise.  At the time you exercise a SAR, you will recognize ordinary income equal to the cash or fair market value of any shares of Common Stock received at that time (in the amount that is equal to the excess of the fair market value of a share of our Common Stock on the date the SAR is exercised over the grant price of the SAR).

8

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the exercise of a SAR.

  •
  Tax Basis of the Acquired Shares.  Your tax basis in any shares received will equal the fair market value of those shares at the time you recognize ordinary income as a result of exercising the SAR.

  •
  Sale of Shares.  If, as usually is the case, the shares are a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as a capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be characterized as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the SAR.

  Restricted Stock Awards

  •
  Grant and Lapse of Restrictions.  Section 83(b) of the Internal Revenue Code allows you to elect, within 30 days after the date you receive a restricted stock award, to recognize and be taxed on ordinary income equal to the fair market value of the Common Stock at that time. If you do not make a Section 83(b) election within 30 days from the date you receive a restricted stock award, you will recognize ordinary income equal to the fair market value of the Common Stock upon expiration of the restriction period.

  •
  Forfeiture.  If you do not make the Section 83(b) election described above and, before the restriction period expires, you forfeit the restricted stock under the terms of the award, you will not recognize any ordinary income in connection with the restricted stock award. If you do make a Section 83(b) election and subsequently forfeit the restricted stock under the terms of the award, you will not be allowed an ordinary income tax deduction with respect to the forfeiture. However, you may be entitled to a capital loss.

    We urge you to consult your tax advisor to determine, in light of current tax rates and possible future tax legislation, whether it is more advantageous for you to make a Section 83(b) election upon receipt of a restricted stock award (resulting in a current tax liability plus the potential for future capital gains, currently taxed at lower rates than the rate applicable to ordinary income, and a risk of forfeiture without an ordinary income tax deduction) than not making the Section 83(b) election (resulting in the deferral of tax and the eventual recognition as ordinary income of any appreciation in the fair market value of your shares).

  •
  Dividends Received on Restricted Stock.  Dividends received by you before the end of the restriction period will be taxed as ordinary income to you.

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income in connection with a restricted stock award. Dividends on the restricted stock that are received by you before the end of the restriction period will also be deductible by us subject to the general rules concerning compensation.

  •
  Tax Basis of Shares.  Your basis in the shares will equal their fair market value at the time you recognize ordinary income.

9

  •
  Sale of Shares.  You cannot sell or otherwise dispose of the restricted stock until after the restriction period expires. When you sell the shares after the restriction period expires, you will recognize gain or loss in an amount by which the sale price of the shares differs from your tax basis in the shares. If, as usually is the case, the shares are a capital asset in your hands, any gain or loss recognized on a sale or other disposition of the shares will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date you recognized ordinary income with respect to the shares and as short-term capital gain or loss if you have held the stock for 12 months or less from the date you recognized ordinary income.

  Restricted Stock Units, Performance Awards and Dividend Equivalents (collectively, "deferred awards")

  •
  Grant.  At the time deferred awards are granted, you will not recognize any taxable income.

  •
  Vesting.  At the time the deferred awards vest, you will recognize ordinary income equal to the cash or fair market value of the shares of Common Stock received at that time.

  •
  Dividend Equivalents Received on Deferred Awards.  Dividend equivalents received by you before the deferred awards vest will be taxed as ordinary income to you.

  •
  Tax Deduction for ADC.  Subject to the general rules concerning deductibility of compensation, we will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income upon the vesting of the deferred awards.

  •
  Tax Basis of Shares.  Your basis in any shares received will equal the fair market value of the shares at the time you recognize ordinary income as a result of the vesting of the deferred awards.

  •
  Sale of Shares.  If, as usually is the case, the Common Stock is a capital asset in your hands, any additional gain or loss recognized on a subsequent sale or exchange of the shares will not be ordinary income but will qualify as capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be treated as long-term capital gain or loss if you have held the shares for more than 12 months from the date the deferred awards vested and as short-term capital gain or loss if you have held the shares for 12 months or less from the date the deferred awards vested.

Special Rules for Executive Officers and Directors Subject to Section 16(b)

        If you are an executive officer or director of ADC subject to Section 16(b) of the Exchange Act, any shares you acquire upon exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), a SAR or a deferred award, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if you have had a non-exempt acquisition of shares of ADC stock within the six months prior to the exercise, payout or vesting. In that case, you may be deemed to have acquired the shares at a date up to six months after the date the award was exercised or paid out or vested, and you will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise, payout or vesting.

        However, Section 83(b) of the Internal Revenue Code allows you to elect to recognize ordinary income as of the date of exercise, payout or vesting, without regard to Section 16(b) restrictions. You must make the election in the manner specified in Section 83(b) within 30 days after the date you exercise the option or SAR or the date of payout or vesting, as applicable. If (1) the shares you acquired upon the exercise, payout or vesting of the award are treated as restricted property for

10

purposes of Section 83 of the Internal Revenue Code because of the application of Section 16(b) of the Exchange Act and (2) you do not make a Section 83(b) election within the required time period, the amount of ordinary income to you will be determined as follows:

  •
  For non-qualified options (and incentive stock options treated as non-qualified options for purposes of the AMT), you will recognize and be taxed on ordinary income in the amount by which the fair market value of the shares at the later date exceeds the exercise price, rather than recognizing, and being taxed on, ordinary income in the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

  •
  For a SAR, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares as of the date you exercised the SAR.

  •
  For a deferred award, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of Common Stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the award matured.

  •
  For restricted stock, you will recognize and be taxed on ordinary income in the amount of the fair market value of the shares of common stock at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the shares on the date the restricted stock vested.

        We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

        Depending on the terms of your award agreement and the determinations of the committee, upon a change in control of ADC, restrictions on your award may lapse, or your award may mature or become exercisable on an accelerated scheduled. If this type of benefit, or other benefits and payments connected with your award that result from a change in control of ADC, are granted to certain individuals (such as our executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Internal Revenue Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount (1) will not be deductible by us and (2) will be subject to a 20% excise tax payable by the individual. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of ADC.

11

Prospectus for ADC Telecommunications, Inc. 2001 Special Stock Option Plan

PROSPECTUS

ADC TELECOMMUNICATIONS, INC.

2001 SPECIAL STOCK OPTION PLAN

12,000,000 shares of Common Stock
($.20 par value)

        This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

        These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        No person is authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer described in this prospectus. If any other information or representations are made, you may not rely upon them as having been authorized by ADC. This prospectus is not an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in that jurisdiction. Neither the delivery of this prospectus nor any sale made under it shall, under any circumstances, create an implication that the information contained in this prospectus is correct as of any time after the date of this prospectus.

The date of this prospectus is February 25, 2002.

1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents that we have filed with the U.S. Securities and Exchange Commission (the "Commission") are incorporated by reference in this prospectus:

  (a)
  our Annual Report on Form 10-K for the fiscal year ended October 31, 2001; and

  (b)
  the description of our Common Stock and Common Stock Purchase Rights contained in any of our registration statements filed under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or in any report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating the description.

        All documents filed by us under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and prior to the filing of a post-effective amendment with the Commission which indicates that all securities offered by this prospectus have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the respective dates of filing of such documents.

        We will provide you, without charge, upon your written or oral request, a copy of any or all of the following:

  (a)
  the documents referred to above that have been or may be incorporated in this prospectus (not including exhibits, unless the exhibits are specifically incorporated by reference into such documents);

  (b)
  our annual report to shareholders for our latest fiscal year; and

  (c)
  any report, proxy statement or other communication distributed by us to our shareholders generally.

        Requests for copies of these documents should be directed to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344 (telephone number 952.938.8080).

NATURE OF INVESTMENT

        An investment in our Common Stock involves risk. We encourage you to review Exhibit 99-a to our Annual Report on Form 10-K for the fiscal year ended October 31, 2001, as filed with the Commission, which sets forth the significant risk factors involved in an investment in our Common Stock.

INFORMATION ABOUT THE PLAN

General

        The information in this prospectus relates to the ADC Telecommunications, Inc. 2001 Special Stock Option Plan, which we call the "Plan" in this prospectus. The Plan was initially adopted by our Board of Directors (the "Board") in October 2001 and did not require shareholder approval. The Plan became effective December 1, 2001.Under the current terms of the Plan, the Plan will expire on November 30, 2002.

        The Plan is intended to aid ADC Telecommunications, Inc. ("ADC" or the "Company") in retaining and developing employees capable of assuring the future success of ADC, to offer these employees incentives to put forth maximum efforts for the success of our business and to provide these employees an opportunity to acquire a proprietary interest in ADC. Employees of ADC, its subsidiaries and affiliates in which we have a significant equity interest, except any employee of ADC who, on the

2

effective date of the plan, was (i) an officer or director of the Company or any subsidiary or affiliate who is subject to Section 16 of the Exchange Act or any successor rule or regulation, (ii) any "executive officer" of the Company, as defined under the Exchange Act, or (iii) any other officer or director of the Company, are eligible to receive awards under the Plan.

        A total of 12,000,000 shares of our Common Stock, par value $.20 per share, are available for the granting of awards under the Plan. The types of awards that may be granted under the Plan are described below. Awards granted under the Plan may be granted only during a period commencing December 1, 2001 and ending on November 30, 2002. However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award granted may extend beyond November 30, 2002.

        The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the U. S. Internal Revenue Code of 1986, as amended.

        You may obtain additional information about the Plan and its administrators by writing to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344 (telephone number 952.938.8080).

Administration

        The Plan is administered by a committee of the Board consisting of directors appointed by the Board from time to time. The committee has the authority to establish rules for the administration of the Plan; to select the employees to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by the awards; and to set the terms and conditions of the awards. The committee may also determine whether the payment of any amounts received under any award shall or may be deferred and may authorize payments representing dividends in connection with any deferred award of shares of Common Stock. Determinations and interpretations under the Plan are made in the sole discretion of the committee, and are binding on all interested parties. The committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award in the manner and to the extent it deems desirable to carry the Plan into effect. The committee may delegate to one or more officers the right to grant awards to employees who are not subject to Section 16(b) of the Exchange Act.

        Awards under the Plan are granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon their grant or exercise, the holder will receive shares of Common Stock, cash or any combination thereof, as the committee determines.

Types of Awards

        The Plan permits the granting of:

  (a)
  "nonqualified" stock options that do not meet these requirements of Section 422 of the Internal Revenue Code; and

  (b)
  stock appreciation rights, or "SARs";

        Options.    The exercise price per share under any stock option will not be less than 100% of the fair market value of our Common Stock on the date of grant of the option. Options will be exercisable by payment in full of the exercise price, either in cash or, at the discretion of the committee, in whole or in part by the tendering of shares of our Common Stock or other consideration having a fair market value on the date the option is exercised equal to the option exercise price. Determinations of fair market value under the Plan will be made in accordance with methods and procedures established by the committee. Notwithstanding the foregoing, for purposes of the Plan, the fair market value of shares

3

of our Common Stock on a given date will be (a) the last sale price of the shares as reported on the Nasdaq National Market on that date, if the shares are then being quoted on the Nasdaq National Market, or (b) the closing price of the shares on that date on a national securities exchange, if the shares are then being traded on a national securities exchange.

        SARs.    The grant price of any SAR will not be less than 100% of the fair market value of our Common Stock (determined as described in the preceding paragraph) on the date of grant of the SAR. The holder of an SAR will be entitled to receive the excess of the fair market value of a specified number of shares of our Common Stock (calculated as of the exercise date of the SAR or, if the committee so determines, as of any time during a specified period before or after the exercise date) over the grant price of the SAR.

Transferability of Awards

        You may not assign, transfer, pledge or otherwise encumber any award granted under the Plan, except for transfers by will, by designation of a beneficiary or by the laws of descent and distribution or to specified members of your immediate family or to certain family trusts, partnerships or other entities in accordance with the terms of the Plan.

Exercise of Awards

        Each award is exercisable only by you, by a permitted transferee or, if permissible under applicable law, by your guardian or legal representative only during your lifetime.

Share Accounting

        If any shares of our Common Stock subject to an award or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for these awards will not be available for future awards under the Plan. Except as otherwise provided under procedures adopted by the committee to avoid double-counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted will be counted against the aggregate number of shares available for granting awards under the Plan.

Adjustments

        Under the Plan, appropriate adjustments will be made to the Plan and to the number of outstanding options in the event of changes in our Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure.

Amendments or Termination of the Plan

        The Board may amend, alter or discontinue the Plan at any time.

RESALES

        The resale of shares acquired upon exercise or receipt of awards generally is not restricted by the terms of the Plan. If you are "affiliate" (as defined in Rule 144(a)(1) promulgated under the Securities Act) of ADC, then your resale of any shares must comply with the registration requirements of the Securities Act or Rule 144 and all applicable state securities laws. Shares acquired by affiliates of ADC pursuant to awards or upon the exercise of an award may be resold under Rule 144 without a one-year holding period.

4

U.S. FEDERAL INCOME TAX MATTERS

        Due to the complexity of the applicable provisions of the Internal Revenue Code of 1986, as amended, this prospectus sets forth only the general tax principles affecting awards that may be granted under the Plan. The general tax principles discussed below are limited to U.S. federal income tax matters and are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. You also may be subject to state, local or non-U.S. income taxes and should refer to the applicable laws in those jurisdictions. You should consult your own tax advisor on questions regarding tax liability upon the receipt or exercise of an award or upon the later disposition of shares received pursuant to or upon exercise of an award.

Options

        The options granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Code and are referred to as "nonqualified stock options." ADC believes that under currently applicable provisions of the Code:

  •
  The nonqualified stock options do not have a "readily ascertainable fair market value" within the meaning of Section 83 of the Code and the regulations issued thereunder. Accordingly, at the time an option is granted, you will not recognize any taxable income. Upon exercise of the option (or, if you are subject to Section 16(b) of the Exchange Act and do not make the Section 83(b) election described below, on the date up to six months later when ordinary income is recognized), you will recognize ordinary income in the amount by which the fair market value of the Common Stock at that time exceeds the option price. If you pay the option exercise price by tendering other shares of our Common Stock then owned by you, you will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the number of shares received upon exercise of the option over (b) the fair market value of the number of shares tendered by you.

  •
  ADC will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent this amount satisfies the general rules concerning deductibility of compensation. We will be required to withhold or otherwise collect income tax upon this amount as required under Sections 83 and 3402 of the Code.

  •
  Your original tax basis in the shares received will be equal to the sum of the option exercise price for the shares plus the amount that you are required to recognize as income as a result of the exercise of the option. If you purchase shares by tendering other shares of our Common Stock then owned by you, you will not recognize gain or loss on the tendered shares, but your original tax basis for that number of acquired shares equal to the number of shares tendered will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the sum of (a) the amount paid in cash, if any, plus (b) any amount you are required to recognize as income as a result of the exercise of the option.

  •
  When you sell shares acquired by the exercise of a nonqualified stock option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the Common Stock is a capital asset in your hands, the gain or loss will be capital gain or capital loss. Any capital gain will be taxed at long-term rates if the stock is held for more than one year and at short-term rates if held for one year or less.

  •
  Your holding period for shares acquired upon exercise of an option, for purposes of determining whether any capital gain or loss on their subsequent sale of the shares is long-term or short-term, will begin at the time you exercise the option (or, if you are subject to Section 16(b)

5

    of the Exchange Act and do not make the Section 83(b) election described below, on the date up to six months later when you recognize ordinary income). However, if, as usually is the case, the Common Stock is a capital asset in your hands, then your holding period for acquired shares having the same basis as tendered shares will also include the period during which the tendered shares were held.

  •
  Special rules may apply to you if you are subject to Section 16(b) of the Exchange Act. The Code provides that upon exercise of a nonqualified stock option by a person subject to Section 16(b) of the Exchange Act, the Common Stock received may be treated as restricted property for purposes of Section 83 of the Code. If you are subject to Section 16(b) of the Exchange Act, then upon your exercise of an option, unless you make the Section 83(b) election described below, you may recognize ordinary income up to six months after the date on which the shares are acquired, in the amount by which the fair market value of the Common Stock at the later date exceeds the option price. Under Section 83(b) of the Code, you may elect to recognize income as of the date the option is exercised in the amount by which the fair market value of the shares acquired on this date (determined without regard to Section 16(b) restrictions) exceeds the option price. This election must be made in the manner specified by Section 83(b) within 30 days after the date the option is exercised.

        The Plan provides that the committee, subject to its discretion and to the terms and conditions it may adopt, may permit you to satisfy the tax withholding obligation resulting from exercise of a nonqualified stock option by (a) electing to have ADC withhold a portion of the shares of Common Stock otherwise to be delivered to you upon exercise of an option with a fair market value equal to the amount of your tax obligation or (b) delivering to ADC shares already owned by you with a fair market value equal to the amount of your tax obligation. These elections must be made on or before the date the amount of tax to be withheld is determined. In addition, if you are subject to Section 16(b) of the Exchange Act, then special rules regarding the timing of these elections apply to you. Shares of Common Stock withheld by us may be treated as if they are first issued to you upon exercise of the option, resulting in gain as described above, and then resold to ADC, which may result in additional gain.

Stock Appreciation Rights

        The tax consequences of the grant of an SAR generally are governed by Section 83 of the Code. At the time the SAR is granted, you will not recognize any taxable income. When you exercise the SAR, you will recognize ordinary income equal to the cash or the fair market value of any shares of Common Stock received upon exercise (however, if your receipt of Common Stock upon exercise of an SAR is subject to Section 16(b) of the Exchange Act, then special rules described below may apply). Generally, your basis in any shares received upon exercise of the SAR will be equal to the fair market value of such shares at the time you recognize ordinary income as a result of exercising the SAR. Any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain if, as usually is the case, the shares are a capital asset in your hands. The holding period for shares acquired upon exercise of an SAR, for purposes of determining whether any capital gain or loss on the subsequent sale of such shares is long-term or short-term, will begin at the time the SAR is exercised (or, if you are subject to Section 16(b) of the Exchange Act and do not make the Section 83(b) election described below, on a date up to six months later when you recognize ordinary income).

        Subject to the general rules concerning deductibility of compensation, ADC will be allowed an income tax deduction in the amount that you recognize as ordinary income upon the exercise of an SAR.

6

        As described above, if your receipt of Common Stock upon exercise of an SAR is subject to Section 16(b) of the Exchange Act, then you may not recognize ordinary income at the time you exercise the SAR. However, you will recognize ordinary income up to six months after the transfer of any shares of Common Stock to you upon the exercise of the SAR. The ordinary income recognized will be the fair market value of the shares of Common Stock at that later date. As described above, you may make an election under Section 83(b) of the Code to be taxed at the time the shares of Common Stock are received upon exercise of the SAR on the basis of the fair market value of the shares at that date rather than on the basis of the fair market value at a date up to six months later. This election must be made in the manner specified in Section 83(b) within 30 days after the date the SAR is exercised.

Change in Control

        Payments or other benefits resulting from awards, including acceleration of the exercisability of options granted under the Plan as a result of any "change in control" provisions in award agreements, may be deemed to be compensatory payments that are contingent on a change in control. When made to particular defined individuals (such as our executive officers), these payments or other benefits may be deemed to be "parachute payments" within the meaning of Section 280G of the Code. Section 280G provides that if "parachute payments" to an individual equal or exceed three times the individual's "base amount" (i.e., the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs), then the excess of the parachute payments over the individual's base amount (a) will not be deductible by ADC and (b) will be subject to an excise tax payable by the individual. You should consult your own tax advisor regarding your tax liability upon a change in control of ADC.

7

Prospectus for Compensation Plan for Non-Employee Directors of ADC
Telecommunications, Inc. (2007 Restatement)

PROSPECTUS

ADC TELECOMMUNICATIONS, INC.

NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

3,860,000 shares of Common Stock
($.20 par value)

        This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

        These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        No person is authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer described in this prospectus. If any other information or representations are made, you may not rely upon them as having been authorized by ADC. This prospectus is not an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in that jurisdiction. Neither the delivery of this prospectus nor any sale made under it shall, under any circumstances, create an implication that the information contained in this prospectus is correct as of any time after the date of this prospectus.

The date of this prospectus is March 9, 2001.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents that we have filed with the U.S. Securities and Exchange Commission (the "Commission") are incorporated by reference in this prospectus:

  (a)
  our Annual Report on Form 10-K for the fiscal year ended October 31, 2000;

  (b)
  our reports on Form 8-K filed on January 19, 2001 and January 29, 2001; and

  (c)
  the description of our Common Stock and Common Stock Purchase Rights contained in any of our registration statements filed under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or in any report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating the description.

        All documents filed by us under Sections l3(a), l3(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and prior to the filing of a post-effective amendment with the Commission which indicates that all securities offered by this prospectus have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the respective dates of filing of such documents.

        We will provide you, without charge, upon your written or oral request, a copy of any or all of the following:

  (a)
  the documents referred to above that have been or may be incorporated in this prospectus (not including exhibits, unless the exhibits are specifically incorporated by reference into such documents);

  (b)
  our annual report to shareholders for our latest fiscal year; and

  (c)
  any report, proxy statement or other communication distributed by us to our shareholders generally.

        Requests for copies of these documents should be directed to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 12501 Whitewater Drive, Minnetonka, Minnesota 55343 (telephone number (952) 938-8080).

NATURE OF INVESTMENT

        An investment in our Common Stock involves risk. We encourage you to review Exhibit 99-a to our Annual Report on Form 10-K for the fiscal year ended October 31, 2000, as filed with the Commission, which sets forth the significant risk factors involved in an investment in our Common Stock.

INFORMATION ABOUT THE PLAN

General

        The information in this prospectus relates to the ADC Telecommunications, Inc. Nonemployee Director Stock Option Plan, which we call the "Plan" in this prospectus. The Plan was initially adopted by our Board of Directors on November 27, 1990 and was approved by our shareholders on February 26, 1991. The Plan became effective immediately upon shareholder approval. The Plan was amended by the Board on December 17, 1996, April 1, 1997, and February 22, 2000. None of these amendments required shareholder approval. The Plan was further amended on December 12, 2000, and this amendment was approved by our shareholders on February 27, 2001. Under the current terms of the Plan, the Plan will expire on February 26, 2006.

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        The Plan is intended to enhance our ability to attract and retain the services of experienced and knowledgeable outside directors and to provide additional incentive for these directors to increase their interest in our long-term success and progress. Each of our directors is eligible to participate in the Plan unless the director is an employee of ADC or any of our subsidiaries.

        A total of 3,860,000 shares of our Common Stock, par value $.20 per share, is reserved for issuance under the Plan. The amount and nature of all grants of stock options under the Plan are automatic, as described below.

        The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. Options granted under the Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code.

        You may obtain additional information about the Plan and its administrators by writing to Jeffrey D. Pflaum, Secretary and General Counsel, ADC Telecommunications, Inc., 12501 Whitewater Drive, Minnetonka, Minnesota 55343, or by calling (952) 938-8080.

Administration

        The Plan is administered by a committee consisting of three or more persons appointed by the Board. The committee has the authority to determine all questions of interpretation of the Plan or of any option issued under it.

Option Grants

        Options are granted automatically under the Plan to eligible directors at the following times and under the following circumstances:

        Initial Option Grant.    When a director eligible to participate in the Plan is first elected to the Board, that director is granted an option to purchase 24,000 shares of our Common Stock. The grant occurs automatically on the first business day immediately following the meeting of our shareholders or Board of Directors at which the director was elected. In this prospectus, we refer to this option grant as the "Initial Option Grant."

        Annual Option Grant.    Each director eligible to participate in the Plan automatically receives an option to purchase 12,000 shares of our Common Stock on the first business day immediately following each annual meeting of our shareholders, so long as (1) the director is in office on the this date, and (b) prior to this date, the director has received an Initial Option Grant. In this prospectus, we refer to this annual option grant as the "Annual Option Grant" and the date on which Annual Option Grants are made as the "Annual Option Grant Date." If an eligible director meets the necessary conditions for receiving an Annual Option Grant but has attended less than 75% of the total meetings of the Board held in the calendar year preceding the Annual Option Grant Date, then the director's Annual Option Grant will be an option to purchase 9,000 shares instead of 12,000 shares. Notwithstanding the preceding sentences, Annual Option Grants will not be made to any director if ADC's "return on equity" for the last full fiscal year before an Annual Option Grant Date was less than 10%. For this purpose, "return on equity" means the percentage determined by dividing (a) ADC's net income for our last full fiscal year by (b) the total shareholders' investment in ADC as of the end of the next preceding full fiscal year.

Transferability

        You may not assign, transfer, pledge or otherwise encumber any option granted under the Plan, except for transfers by will or by the laws of descent and distribution, or a transfer to specified

2

members of your immediate family or to certain family trusts or partnerships in accordance with the terms of the Plan.

Option Exercises

        Options granted under the Plan are not exercisable for a period of one year after the date of grant. Thereafter, options granted under the Plan may be exercised in full at any time or from time to time during the term of the option. The options expire 10 years from the date of grant. Options granted under the Plan are exercisable only by you, by a permitted transferee or, if permissible under applicable law, by your guardian or legal representative. If an option granted to you has not been fully exercised at the time of your death, the option may be exercised at any time within two years after your death, to the extent the option was exercisable on the date of death, by your personal representatives or administrators or by any person or persons to whom the option is transferred by will or the laws of descent and distribution.

        Options granted under the Plan may be exercised by payment in full of the exercise price in cash. The exercise price of each option will be equal to the fair market value of our Common Stock on the date of grant. The fair market value of the Common Stock on a given date is the closing price of the Common Stock as reported on the NASDAQ National Market System (or, if the Common Stock is no longer traded on the NASDAQ National Market System, as reported on a national securities exchange) on that date. If the Common Stock is not publicly traded on the date as of which the fair market value is being determined, the committee will make a good faith attempt to determine the fair market value.

Adjustments

        Under the Plan, appropriate adjustments will be made to the Plan and to the number of outstanding options in the event of changes in our Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure.

Amendments or Termination of the Plan

        The Board may suspend, discontinue, revise or amend the Plan at any time, but may not, without shareholder approval, make any revisions or amendments to the Plan that (a) absent shareholder approval, would cause Rule 16b-3, as promulgated by the Commission under the Exchange Act, or any successor rule or regulation, to become unavailable with respect to the Plan or (b) require the approval of our shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to ADC. The Board may not alter or impair any option granted under the Plan without the consent of the optionholder.

RESALES

        The resale of shares acquired upon exercise or receipt of options generally is not restricted by the terms of the Plan. If you are an "affiliate" (as defined in Rule 144(a)(l) promulgated under the Securities Act) of ADC, then your resale of any shares must comply with the registration requirements of the Securities Act or Rule 144 and all applicable state securities laws. Any person serving as a director of ADC is considered to be an affiliate of ADC for this purpose. Shares acquired by affiliates of ADC upon the exercise of an option may be resold under Rule 144 without a one-year holding period.

U.S. FEDERAL INCOME TAX MATTERS

        Due to the complexity of the applicable provisions of the Internal Revenue Code of 1986, as amended, this prospectus sets forth only the general tax principles affecting options that may be granted under the Plan. The general tax principles discussed below are limited to U.S. federal income

3

tax matters and are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis. You may also be subject to state, local or non-U.S. income taxes and should refer to the applicable laws in those jurisdictions. We encourage you to consult your own tax advisor on questions regarding tax liability upon the receipt or exercise of an option or upon the later disposition of shares received pursuant to or upon exercise of an option.

        The options granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, and are referred to as "nonqualified stock options." ADC believes that under currently applicable provisions of the Code:

  •
  The nonqualified stock options do not have a "readily ascertainable fair market value" within the meaning of Section 83 of the Code and the regulations issued thereunder. Accordingly, at the time an option is granted, you will not recognize any taxable income. Upon the exercise of the option (or, if you are subject to Section 16(b) of the Exchange Act and do not make the Section 83(b) election described below, on the date up to six months later when you recognize ordinary income), you will recognize ordinary income in the amount by which the fair market value of the Common Stock at that time exceeds the option price.

  •
  ADC will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent this amount satisfies the general rules concerning deductibility of compensation.

  •
  Your original tax basis in the shares received will be equal to the sum of (a) the option exercise price for the shares plus (b) the amount that you are required to recognize as income as a result of the exercise of the option.

  •
  When you sell shares acquired by the exercise of a nonqualified stock option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the Common Stock is a capital asset in your hands, the gain or loss will be capital gain or capital loss. Any capital gain will be taxed at long-term rates if the stock is held for more than one year and at short-term rates if held for one year or less.

  •
  Your holding period for shares acquired upon exercise of an option, for purposes of determining whether any capital gain or loss on the subsequent sale of the shares is long-term or short-term, will begin at the time you exercise the option (or, if you are subject to Section 16(b) of the Exchange Act and do not make the Section 83(b) election described below, on the date up to six months later when you recognize ordinary income).

  •
  Special rules may apply to you if you are subject to Section 16(b) of the Exchange Act. The Code provides that upon exercise of a nonqualified stock option by a person subject to Section 16(b) of the Exchange Act, the Common Stock received may be treated as restricted property for purposes of Section 83 of the Code. If you are subject to Section 16(b) of the Exchange Act, then upon your exercise of an option, unless you make a Section 83(b) election described below, you may recognize ordinary income up to six months after the date on which the shares are acquired, in the amount by which the fair market value of the Common Stock at that later date exceeds the option price. Under Section 83(b) of the Code, you may elect to recognize income as of the date the option is exercised in the amount by which the fair market value of the shares on this date (determined without regard to Section 16(b) restrictions) exceeds the option price. This election must be made in the manner specified by Section 83(b) within 30 days after the date the option is exercised.

4

Prospectus for ADC/LGC Wireless Inc. 2007 Stock Plan

PROSPECTUS

ADC TELECOMMUNICATIONS, INC.

ADC/LGC Wireless, Inc. 2007 Stock Plan

        This document constitutes a prospectus covering securities that will be or have been registered under the Securities Act of 1933.

        These securities have not been, and will not be, approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        No person is authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer described in this prospectus. If any other information or representations are made, you may not rely upon them as having been authorized by ADC Telecommunications, Inc. (as used in this prospectus "ADC", "we", "us" or "our") This prospectus is not an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in that jurisdiction. Neither the delivery of this prospectus nor any sale made under it shall, under any circumstances, create an implication that the information contained in this prospectus is correct as of any time after the date of this prospectus.

The date of this prospectus is October 26, 2007.

1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents that we have filed with the U.S. Securities and Exchange Commission (the "Commission") are incorporated by reference in this prospectus:

  (c)
  our Annual Report on Form 10-K for the fiscal year ended October 31, 2006;

  (d)
  Our Quarterly Reports on Form 10-Q for the quarters ended February 2, 2007, May 4, 2007 and August 3, 2007;

  (e)
  Our Current Reports on Form 8-K filed on December 19, 2006, January 12, 2007, January 29, 2007, March 5, 2007 (only in regards to Item 4.02), April 24, 2007, April 27, 2007, May 4, 2007, May 25, 2007, July 6, 2007, August 6, 2007, October 4, 2007 (two reports) and October 23, 2007; and

  (f)
  the description of our Common Stock and Common Stock Purchase Rights contained in any of our registration statements filed under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or in any report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating the description.

        All documents filed by us under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this prospectus and prior to the filing of a post-effective amendment with the Commission which indicates that all securities offered by this prospectus have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the respective dates of filing of such documents.

        We will provide you, without charge, upon your written or oral request, a copy of any or all of the following:

  (d)
  the documents referred to above that have been or may be incorporated in this prospectus (not including exhibits, unless the exhibits are specifically incorporated by reference into such documents);

  (e)
  our annual report to shareholders for our latest fiscal year; and

  (f)
  any report, proxy statement or other communication distributed by us to our shareholders generally.

        Requests for copies of these documents should be directed to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344 (telephone number (952) 917-0800).

NATURE OF INVESTMENT

        An investment in shares of our common stock ("ADC Common Stock") involves risk. We encourage you to review our Annual Report on Form 10-K for the fiscal year ended October 31, 2006, as filed with the Commission. This report sets forth the significant risk factors involved in an investment in ADC Common Stock in Item 1A of such report under the captions "Risks Related to Our Business" and "Risks Related to Our Common Stock."

INFORMATION ABOUT THE PLAN

General

        The information in this prospectus relates to the ADC/LGC Wireless, Inc. 2007 Stock Plan, which we call the "Plan" in this prospectus. The Plan was initially adopted by our Board of Directors after execution of that certain Agreement and Plan of Merger, dated October 21, 2007 by and between

2

ADC, LGC Wireless Inc. ("LGC") and Hazeltine Merger Sub, Inc., a wholly owned subsidiary of ADC. Upon the closing of the merger of Hazeltine Merger Sub, Inc. with and into LGC (the "Merger"), LGC will become a wholly owned subsidiary of ADC. In connection with the Merger, holders of options to purchase LGC common stock under the LGC Wireless, Inc. 1997 Stock Plan are eligible to exchange (or "roll over") their options for LGC common stock ("LGC Options") for options to purchase shares of ADC Common Stock ("ADC Options") under the Plan. Under the current terms of the Plan, the Plan can be modified or terminated at the discretion of the Board of Directors.

        The Plan is intended to help ADC retain and develop key employees capable of assuring the future success of LGC and ADC, to offer these employees incentives to put forth maximum efforts for the success of our business and to provide these employees an opportunity to acquire a proprietary interest in ADC.

        The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the U. S. Internal Revenue Code of 1986, as amended.

        In considering whether to exchange LGC Options for ADC Options issued under the Plan, eligible employees should consider each of the following carefully:

  •
  Your financial and career goals

  •
  Your current status of retirement plans

  •
  Outside savings and financial portfolio diversification

  •
  Personal tolerance for risk

  •
  Personal tax situation

  •
  ADC's history and your assessment of its future

  •
  History and your assessment of the future for the market in which ADC does business

  •
  ADC's growth rate and competitive situation

  •
  Market's growth rate

  •
  Market's predisposition for consolidation and ADC's role

Administration

        The Plan is administered by a committee of the Board consisting of three or more nonemployee directors. The members of the committee are appointed by the Board. The committee has the authority to establish, interpret and administer the Plan and any instrument or agreement relating to an award made under the Plan; determine whether, to what extent and under what circumstances awards may be exercised in cash, shares or other property, or may be canceled, forfeited or suspended; and establish, amend, suspend or waive terms and conditions of the awards or rules and regulations under the Plan as it deems appropriate for the proper administration of the Plan. The committee may also determine whether the payment of any amounts received under any award shall or may be deferred. Determinations and interpretations under the Plan are made in the sole discretion of the committee, and are binding on all interested parties. The committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award in the manner and to the extent it deems desirable to carry the Plan into effect. The committee may delegate to one or more officers the right to grant awards to employees who are not subject to Section 16(b) of the Exchange Act.

        You may obtain additional information about the Plan and its administrators by writing to Jeffrey D. Pflaum, Corporate Secretary, ADC Telecommunications, Inc., 13625 Technology Drive, Eden Prairie, Minnesota 55344, or by calling (952) 917-0800.

3

Types of Awards

        The Plan permits the granting of stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code (the "Code") and "nonqualified stock options" that do not meet these requirements. ADC adopted the Plan in connection with its acquisition of LGC and for the purpose of granting substitution options to former holders of LGC Options who have validly elected to receive ADC Options as consideration for the cancellation of their LGC Options in the Merger.

        Stock Options.    If you have submitted a validly executed consent to have your unexercised LGC Options held immediately prior to the closing of the Merger exchanged for ADC Options, your LGC Options will be cancelled and extinguished and exchanged for the right to received ADC Options. For each ADC Option received in exchange for a cancelled LGC Option, the number of shares of ADC Common Stock covered by such ADC Option will be the number of shares of ADC Common Stock (rounded down to the nearest whole number of shares of the ADC Common Stock) equal to the number of shares of LGC common stock that were issuable upon exercise of the cancelled LGC Option immediately prior to the closing of the Merger multiplied by the quotient obtained by dividing (i) the merger consideration per share of LGC common stock received by holders of LGC common stock in the Merger by (ii) the weighted average closing sale price for a share of the ADC Common Stock as quoted on the Nasdaq Global Select Market during normal trading hours for the ten consecutive trading day period ending one business day prior to the date the Merger closes (the "Exchange Ratio"). The per share exercise price of the ADC Option you receive will be equal to the per share exercise price of the cancelled LGC Option divided by the Exchange Ratio (rounded up to the nearest whole cent).

        ADC Options will be exercisable by payment in full of the exercise price, either in cash or, at the discretion of the committee, in whole or in part by the tendering of shares of ADC Common Stock or other consideration having a fair market value on the date the ADC Option is exercised equal to the option exercise price. Determinations of fair market value under the Plan will be made in accordance with methods and procedures established by the committee. For purposes of the Plan, the fair market value of shares of ADC Common Stock on a given date will be (a) the last sale price of the shares as reported on the NASDAQ Stock Market on that date, if the shares are then being quoted on the NASDAQ Stock Market, or (b) the closing price of the shares on that date on a national securities exchange, if the shares are then being traded on a national securities exchange.

Transferability of Awards

        You may not assign, transfer, pledge or otherwise encumber any award granted under the Plan, except for transfers by will, by designation of a beneficiary or by the laws of descent and distribution. You may, however, transfer all or a portion of a nonqualified stock option to specified members of your immediate family or to certain family trusts, partnerships or other entities in accordance with the terms of the Plan.

Exercise of Awards

        Each award is exercisable only by you, by a permitted transferee or, if permissible under applicable law, by your guardian or legal representative.

Share Accounting

        If any shares of ADC Common Stock subject to an award or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for these awards will be available for future awards under the Plan. Except as otherwise provided under procedures adopted by the committee to avoid

4

double-counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted will be counted against the aggregate number of shares available for granting awards under the Plan. Shares that are used by a participant as full or partial payment to ADC of the purchase price of shares acquired upon exercise of a stock option or to satisfy applicable tax withholding requirements upon the exercise or vesting of an award will be available for future awards under the Plan.

Adjustments

        Under the Plan, appropriate adjustments will be made to the Plan and to the number of outstanding options in the event of changes in ADC Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure.

Amendments or Termination of the Plan

        The Board may amend, alter or discontinue the Plan at any time.

RESALES

        Shortly after the closing of the Merger, ADC will file a registration statement with the U.S. Securities Exchange Commission covering the resale of any shares of ADC Common Stock you acquire upon the exercise of ADC Options. If you have submitted a validly executed consent to have LGC Options exchanged for ADC Options, you will likely receive your ADC Options before this registration statement is filed. You will not be able to sell or otherwise transfer any shares of ADC Common Stock you receive upon exercise of ADC Options into the public market until ADC has filed the registration statement with the U.S. Securities and Exchange Commission.

        After ADC files a registration statement with the U.S. Securities Exchange Commission covering the resale of any shares of ADC Common Stock you acquire upon the exercise of an ADC Option, the resale of shares acquired upon exercise or receipt of awards generally is not restricted by the terms of the Plan. If you are an "affiliate" (as defined in Rule 144(a)(1) promulgated under the Securities Act) of ADC, then your resale of any shares must comply with the registration requirements of the Securities Act or Rule 144 and all applicable state securities laws. Shares acquired by affiliates of ADC pursuant to awards or upon the exercise of an award may be resold under Rule 144 without a one-year holding period.

U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the material U.S. federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Plan, based on U.S. federal income tax laws in effect as of the date hereof. The following description applies only to U.S. citizens and residents who receive awards under the Plan. This summary does not address the U.S. federal income tax consequences to participants who are neither U.S. citizens nor residents but who perform services in the U.S. and who may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

        Participants who are neither citizens nor residents of the U.S. should consult their own tax advisors regarding the tax consequences in their particular circumstances under applicable U.S. and foreign laws of participating in the Plan, receiving and exercising awards under the Plan and holding shares issued pursuant to the Plan awards.

        Due to the complexity of the applicable provisions of the Internal Revenue Code (hereinafter referred to as the "Code"), this prospectus describes only the general federal tax principles affecting

5

awards that may be granted under the Plan. This summary does not, and is not intended to, constitute individual tax advice to any particular participant and it does not address the individual facts and circumstances affecting a particular participant. Those individual facts and circumstances could affect the general tax discussion set forth in this summary. In addition, these general tax principles are subject to changes that may be brought about by subsequent legislation or by regulations and administrative rulings, which may be applied on a retroactive basis.

        If you are an executive officer or director of ADC subject to Section 16(b) of the Exchange Act, special rules may apply to you. Please refer to the section titled "Special Rules for Executive Officers and Directors Subject to Section 16(b)" below.

        You also may be subject to state, local or foreign income taxes and you should refer to the applicable laws in those jurisdictions.

        For all of these reasons, we note that (i) the tax advice set forth herein was not intended or written to be used, and cannot be used by you or anyone else, for the purpose of avoiding federal income tax penalties that may be imposed; (ii) the advice was written to support the promotion or marketing of the transactions described herein; and (iii) we urge you to consult your own tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award.

        You should consult your own tax advisor to determine your tax liability in connection with the receipt or exercise of an award or the subsequent disposition of shares received in connection with or upon exercise of an award. The Plan is not qualified under Section 401 of the Code.

Tax Consequences with Respect to Awards

  Non-Qualified Stock Options

  •
  Grant.  You will not recognize any taxable income at the time a non-qualified option is granted.

  •
  Exercise.  Upon the exercise of a non-qualified option, you will recognize ordinary income in the amount by which the fair market value of the ADC Common Stock received, determined at the time of exercise, exceeds the option exercise price. If you pay the exercise price by tendering other shares of ADC Common Stock then owned by you, you will recognize ordinary income in an amount equal to the fair market value of the number of shares received upon exercise of the option that exceeds the number of shares tendered by you as payment of the option exercise price.

  •
  Tax Withholding.  The income recognized by you upon exercise of a non-qualified stock option will be subject to both income and payroll tax withholding. The Plan provides that, if permitted by the administrator, a participant may satisfy his or her tax withholding obligations upon exercise of an option by surrendering to ADC shares of ADC Common Stock already owned by the participant with a fair market value equal to the amount of the tax obligation. Furthermore, pursuant to the terms of the Plan, in the absence of any other arrangement or to the extent permitted under applicable laws, the participant will be deemed to have elected to have ADC withhold a portion of the shares of the ADC Common Stock deliverable upon exercise of the option with a fair market value equal to the amount of the tax obligation. Shares of ADC Common Stock withheld by ADC will be treated as if first issued to the participant upon exercise of the option, resulting in income recognition, and then resold to ADC.

  •
  Tax Deduction for ADC.  We will be allowed an income tax deduction in the amount that, and for our taxable year in which, you recognize ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation.

6

  •
  Tax Basis of the Acquired Shares.  If you pay the non-qualified option exercise price in cash, your original tax basis in the shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount you are required to recognize as income as a result of the exercise. If you pay the option exercise price by tendering other shares of our Common Stock then owned by you, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount that you are required to recognize as income as a result of the option exercise.

  •
  Sale of Shares.  When you sell shares acquired upon the exercise of a non-qualified option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss. If, as usually is the case, the ADC Common Stock is a capital asset in your hands, the gain or loss will be capital gain or loss.

  •
  Characterization of Capital Gain or Loss.  Any capital gain or loss you recognize upon sale of the shares will be taxed as long-term capital gain or loss if you have held the shares for more than 12 months and as short-term capital gain or loss if you have held the stock for 12 months or less. For purposes of determining whether you will recognize long-term or short-term capital gain or loss on your subsequent sale of the shares, the holding period will begin at the time you exercise the option. However, if, as usually is the case, the ADC Common Stock is a capital asset in your hands, the holding period for acquired shares having the same basis as tendered shares will include the period during which you held the tendered shares.

  Incentive Stock Options

  •
  Grant.  You will not recognize any taxable income at the time an incentive stock option is granted.

  •
  Exercise.  Upon the exercise of an incentive stock option, you will not recognize any income for purposes of the regular income tax. However, you may be required to recognize income for purposes of the alternative minimum tax (or "AMT").

    For purposes of the AMT, an incentive stock option will be treated as a non-qualified option. Accordingly, for purposes of the AMT, you must recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option exercise price. As a result, if you recognize a substantial amount of AMT income upon exercise of the incentive stock option in relation to your taxable income from wages and other sources in the year you exercise the option, you may be subject to the AMT. Furthermore, the fact that you recognize AMT income at the time you exercise an incentive stock option may not alter the amount of regular income you must recognize at the time you sell or otherwise dispose of the shares acquired upon exercise of the incentive stock option.

    We urge you to consult your own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares acquired upon exercise of an incentive stock option in the same calendar year in which you acquired the shares to avoid having the AMT apply in the year you exercise the option and the regular tax apply in the year you sell the shares. We also urge you to consult your own tax advisor regarding the benefit that may be available from a tax credit for a prior year's minimum tax liability provided for in Section 53 of the Internal Revenue Code.

  •
  Tax Deduction for ADC.  If you sell or otherwise dispose of shares acquired upon the exercise of an incentive stock option more than two years from the date the option was granted to you and

7

    more than one year after you exercised the option, then we will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option. However, if you sell or otherwise dispose of the shares before the holding period described above is satisfied, then we will be allowed a tax deduction at the time and in the amount you recognize ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation. Under current law, this income is not subject to income or payroll tax withholding.

  •
  Tax Basis of the Acquired Shares.  If you pay the exercise price for an incentive stock option in cash, your original tax basis in the shares received upon exercise will equal the option exercise price.

    If you pay the exercise price for an incentive stock option by tendering other shares of ADC Common Stock already owned by you, and you acquired those tendered shares through any means other than by exercising one or more incentive stock options, you will not recognize gain or loss on the tendered shares, but your original tax basis for an equal number of shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered shares. The remaining acquired shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any. If you pay the exercise price solely by tendering other shares of ADC Common Stock, then the original tax basis of the remaining acquired shares will be zero.

    If you pay the exercise price for an incentive stock option by tendering shares of ADC Common Stock already owned by you, and you acquired those tendered shares by exercising another incentive stock option, Section 1036 of the Internal Revenue Code generally provides that you will recognize no gain or loss with respect to the tendered shares (except possibly for purposes of the AMT as described above), as long as you have held the tendered shares for a period of time ending at least two years after the date the option for the tendered shares was granted and at least one year after you acquired the tendered shares upon exercise of the option.

  •
  Sale of Shares and Characterization of Capital Gain or Loss.  If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option at a time more than two years from the date the option was granted to you and more than one year after you exercised the option, and if, as usually is the case, ADC Common Stock is a capital asset in your hands, then you will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the shares and the exercise price you paid for the shares.

    If you sell or otherwise dispose of shares acquired upon exercise of an incentive stock option before the holding period described above is satisfied, then you will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised and (2) the difference between the exercise price and the amount realized upon disposition of the shares. In addition, you will recognize long-term or short-term capital gain or loss (depending on whether you have held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date you exercised the option.

Special Rules for Executive Officers and Directors Subject to Section 16(b)

        If you are an executive officer or director of ADC subject to Section 16(b) of the Exchange Act, any shares you acquire upon exercise or payout of a non-qualified option or an incentive stock option (for purposes of the AMT only) may be treated as restricted property for purposes of Section 83 of the Code. In that case, you may be deemed to have acquired the shares at a date up to six months after the date the award was exercised or paid out or vested, and you will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise.

8

        However, Section 83(b) of the Code allows you to elect to recognize ordinary income as of the date of exercise, payout or vesting without regard to Section 16(b) restrictions. You must make the election in the manner specified in Section 83(b) within 30 days after the date you exercise the option or the date of payout or vesting, as applicable. If (1) the shares you acquired upon the exercise, payout or vesting of the award are treated as restricted property for purposes of Section 83 of the Code because of the application of Section 16(b) of the Exchange Act and (2) you do not make a Section 83(b) election within the required time period, for non-qualified options (and incentive stock options treated as non-qualified options for purposes of the AMT), you will recognize and be taxed on ordinary income in the amount by which the fair market value of the shares at the later date exceeds the exercise price, rather than recognizing, and being taxed on, ordinary income in the amount by which the fair market value of the shares on the exercise date exceeds the exercise price.

        We urge you to consult your own tax advisor for more details about these special rules and to help you determine if you should make a Section 83(b) election.

Change in Control

        Depending on the terms of your option agreement and the determinations of the committee, upon a change in control of ADC, your ADC Option may become exercisable on an accelerated scheduled. If this type of benefit, or other benefits and payments connected with your award that result from a change in control of ADC, are granted to certain individuals (such as our executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount (1) will not be deductible by us and (2) will be subject to a 20% excise tax payable by the individual. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. We urge you to consult your own tax advisor regarding your tax liability upon a change in control of ADC.

FREQUENTLY ASKED QUESTIONS

Q1.  What is an ADC stock option?

A1.
A stock option from ADC gives the holder of the award the right to purchase the listed number of shares of ADC Common Stock at a specified price per share (also called an "exercise price") after the option vests, or before the option vests if the holder has the express right to exercise options early. A stock option is not a share of stock, but rather it is the right to purchase the underlying stock at a fixed price in the future. By being a holder of stock options (also called an "optionholder"), you do not actually own the stock, but if you choose to exercise your option, you can buy the stock for the specified exercise price.

Q2.  How do I know the specific terms of my own stock option?

A2.
The terms of your award from ADC will be substantially the same as the terms of your LGC Options. Additional terms will also be documented in the conversion statement and other on-line plan documentation for which you will receive notification. See Question 3 below for ADC's legal agreement return policy.

Q3.  What other documentation will I receive regarding this award?

A3.
You will receive your conversion statement and other plan documentation, which will define some terms and conditions of your award. If this is your first stock award from ADC, you should also expect to receive an enrollment communication from E*Trade Financial Services, Inc. instructing you to enroll with them and set up your personal brokerage stock account (no cost to you).

9

  E*Trade Financial Services, Inc. acts as ADC's program brokerage firm. Shortly after receiving your award, the details will be posted to your individualized ADC/E*Trade Financial Services account and will be viewable to you on their Internet website at www.etrade.com.

Q4.  When can I exercise my options?

A4.
You can consider exercising your options when the market value of ADC Common Stock is higher than your exercise price and when the options become exercisable (commonly referred to as "vest"). If your LGC Options were vested prior to the exchange, your ADC Options will also be vested. If your LGC Options were not vested immediately prior to the closing of the Merger, your ADC Options will vest on the same schedule as your unvested LGC Options prior to the exchange. You may also exercise unvested options if you received express written permission for early exercise of your ADC Options.

Q5.  How much does it cost to exercise my options?

A5.
After your options have vested, or if you use an express right to exercise options before your options vest, you may purchase up to that number of shares of ADC Common Stock at the specified exercise price per share. If permitted by the administrator of the Plan or under your option agreement, you may also be able to purchase the stock through a "cashless" exercise method, where you simultaneously exercise and sell your options on the same day without needing to supply extra cash.

Q6.  How is this option award valuable for me?

A6.
The value of the award becomes measurable when the market value of ADC Common Stock is higher than the exercise price of your options. You would only consider exercising your options once the market price of ADC Common Stock is at any point higher than your exercise price. The real value of the option award depends upon the future value of ADC Common Stock in the market. Market values can fluctuate from day-to-day. See the following example for a hypothetical calculation of potential value based upon an award amount of 1,000 option shares with an exercise price of $20.00, which does not include potential tax implications:

(a)	Option grant amount	1,000
(b)	Grant exercise price	$20.00
(c)	Face value at grant	(a) × (b) = $20,000
(d)	Hypothetical exercise date	4 years after grant
(e)	Hypothetical future market value	$35.00
(f)	Hypothetical value upon exercise	(a) × (e) = $35,000
(g)	Pre-tax profit from exercise	(f) - (c) = $15,000

Q7.  Are there any tax consequences when I exercise my options?

A7.
There may be tax consequences arising from the exercise of your options and the disposition of shares acquired upon exercise of the options. The tax consequences will depend on the type of option, the local laws of the applicable tax jurisdiction, your individual tax circumstances, and other factors. You should consult your tax advisor concerning the tax effects prior to making a decision to exercise your stock options. If you have general questions about the tax consequences associated with stock options under U.S. federal income tax laws, you can contact ADC's Global Rewards Cash and Equity Compensation Group.

          Please refer to the section titled "U.S. FEDERAL INCOME TAX CONSEQUENCES" for additional information concerning the tax consequences of exercising your options.

10

Q8.  Are there any restrictions on my ability to sell the shares I purchase when I exercise my options?

A8.
If you have submitted a validly executed consent to have LGC Options exchanged for ADC Options, you will likely receive your ADC Options before this registration statement is filed. You will not be able to sell or otherwise transfer any shares of ADC Common Stock you receive upon exercise of ADC Options into the public market until ADC has filed the registration statement with the U.S. Securities and Exchange Commission.

          After ADC files a registration statement with the U.S. Securities Exchange Commission covering the resale of any shares of ADC Common Stock you acquire upon the exercise of an ADC Option, the resale of shares acquired upon exercise or receipt of awards generally is not restricted by the terms of the Plan. If you are an "affiliate" (as defined in Rule 144(a)(1) promulgated under the Securities Act) of ADC, then your resale of any shares must comply with the registration requirements of the Securities Act or Rule 144 and all applicable state securities laws. Shares acquired by affiliates of ADC pursuant to awards or upon the exercise of an award may be resold under Rule 144 without a one-year holding period.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

        The following table sets forth fees and expenses payable by the registrant in connection with the issuance and distribution of the securities being registered hereby. All amounts set forth below are estimates except for the SEC registration fee.

Amount to be Paid
SEC registration fee	$594.97
Printing fees	$10,000.00
Legal fees and expenses	$30,000.00
Accounting fees and expenses	$25,000.00
Miscellaneous	$—

Total	$65,594.97

Item 15.    Indemnification of Officers and Directors

        Article 26 of the Articles of Association and Section F of the Organizational Regulations of the Company provide as follows:

        The Company shall indemnify and hold harmless, to the fullest extent permitted by law, the existing and former directors and officers of the Company, and their heirs, executors and administrators out of the assets of the Company from and against all damages, losses, liabilities and expenses in connection with threatened, pending or completed actions, proceedings or investigations, whether civil, criminal, administrative or other (including, but not limited to, liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of (i) any act done or alleged to be done, concurred or alleged to be concurred in or omitted or alleged to be omitted in or about the execution of their duty, or alleged duty, or (ii) serving as director or officer of the Company, or (iii) serving at the request of the Company as director, officer, or employee or agent of another corporation, partnership, trust or other enterprise. This indemnity shall not extend to any matter in which any of said persons is found, in a final judgment or decree of a court, arbitral tribunal or governmental or administrative authority of competent jurisdiction not subject to appeal, to have committed an intentional or grossly negligent breach of said person's duties as director or officer.

        The Company shall advance to existing and former directors and officers court costs and attorney fees in connection with civil, criminal, administrative or investigative proceedings as described in the preceding paragraph. Tyco Electronics may reject and/or recover such advanced costs if a court or governmental or administrative authority of competent jurisdiction not subject to appeal holds that the director or officer in question has committed an intentional or grossly negligent breach of his statutory duties as a director or officer.

        The Company may procure insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability. The insurance premiums shall be charged to and paid by the Company or its subsidiaries.

Item 16.    Exhibits and Financial Statement Schedules

        See Exhibit Index, which is incorporated herein by reference.

Item 17.    Undertakings

        (a)   The undersigned registrant hereby undertakes:

          (1)   To file, during any period in which offers or sales are being made of securities registered hereby, a post-effective amendment to this Registration Statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

        Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement.

          (2)   That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act to any purchaser:

              (i)  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

             (ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a Registration Statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of securities the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

              (i)  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

             (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii)  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv)  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        (b)   The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Berwyn, Pennsylvania, on this 13th day of December 2010.

TYCO ELECTRONICS LTD.
By:	/s/ Terrence R. Curtin Terrence R. Curtin Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated below.

Signature	Title	Date

/s/ Thomas J. Lynch Thomas J. Lynch	Chief Executive Officer and Director (Principal Executive Officer)	December 13, 2010
/s/ Terrence R. Curtin Terrence R. Curtin	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	December 13, 2010
/s/ Robert J. Ott Robert J. Ott	Senior Vice President and Corporate Controller (Principal Accounting Officer)	December 13, 2010
* Pierre R. Brondeau	Director	December 13, 2010
* Ram Charan	Director	December 13, 2010
* Juergen W. Gromer	Director	December 13, 2010
* Robert M. Hernandez	Director	December 13, 2010
* Daniel J. Phelan	Director	December 13, 2010
* Frederic M. Poses	Director	December 13, 2010

Signature	Title	Date

* Lawrence S. Smith	Director	December 13, 2010
* Paula A. Sneed	Director	December 13, 2010
* David P. Steiner	Director	December 13, 2010
* John C. Van Scoter	Director	December 13, 2010

A Majority of the Board of Directors.

*
Robert A. Scott, by signing his name hereto, does sign this Registration Statement on behalf of the above-noted director or officer of Tyco Electronics Ltd. pursuant to a power of attorney duly executed by such director or officer, which has been filed as Exhibit 24.1 to this Registration Statement.

By:	/s/ Robert A. Scott Robert A. Scott Attorney-in-fact

AUTHORIZED REPRESENTATIVE

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned has signed this Registration Statement, solely in the capacity of the duly authorized representative of Tyco Electronics Ltd. in the United States, on this 13th day of December, 2010.

By:	/s/ Robert A. Scott Robert A. Scott Tyco Electronics Ltd. Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number		Description of Exhibit
4.1		Articles of Association of Tyco Electronics Ltd. (Incorporated by reference to Exhibit 3.1 to Tyco Electronics Ltd.'s Current Report on Form 8-K, filed December 7, 2010)
4.2		Organizational Regulations of Tyco Electronics Ltd. (Incorporated by reference to Exhibit 3.2 to Tyco Electronics Ltd.'s Current Report on Form 8-K, filed June 25, 2009)
5.1	*	Opinion of Bär & Karrer AG
23.1	*	Consent of Deloitte & Touche LLP, independent registered public accounting firm
23.2	*	Consent of Bär & Karrer AG (included in Exhibit 5.1)
24.1	*	Power of Attorney

*
Filed herewith.